Registration No. 333-133381

Registration No. 811-21886

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 10	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	/ /

Amendment No. 20	/ X /

(Check appropriate box or boxes.)

NML VARIABLE ANNUITY ACCOUNT C

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202

(Address of Depositor’s Principal Executive Offices)	(Zip Code	)

Depositor’s Telephone Number, including Area Code 414-271-1444

Raymond J. Manista, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering                         Continuous

It is proposed that this filing will become effective (check appropriate space)

            immediately upon filing pursuant to paragraph (b) of Rule 485

  X       on May 1, 2013 pursuant to paragraph (b) of Rule 485

60	days after filing pursuant to paragraph (a)(1) of Rule 485

            on (DATE) pursuant to paragraph (a)(1) of Rule 485

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Individual Flexible Payment Variable Annuity Contracts offered without sales charge.

Prospectus

May 1, 2013

Individual Flexible Payment Variable Annuity (Network Edition)

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an individual flexible payment deferred variable annuity contract (“Contract”) offered for use in non tax-qualified situations to purchasers who are either current or retired registered representatives of Northwestern Mutual Investment Services, LLC, principal underwriter and distributor of the Contract, or certain other eligible persons. The Contract provides for accumulation of Contract Value on a variable basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable investment options:

Investment Options

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products	Neuberger Berman Advisers Management Trust
VIP Mid Cap Portfolio	Socially Responsive Portfolio
VIP Contrafund® Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund
Global Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

*	Please note that the Separate Account has requested approval from of the Securities and Exchange Commission (the “SEC”) to remove the Commodities Return Strategy Portfolio as an investment option in the Contract. Following our receipt of the SEC’s approval we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “The Substitution” for more information. Once this date has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio prior to the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Contract and will only be available as of the date of the Substitution following SEC approval.

The Contract and the investment options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2013, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life and Annuity Products Department, Room E15B, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; less (2) any withdrawals since that Valuation Date and any applicable charges under the Contract deducted since that Valuation Date.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a "payment plan".

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law requires be withdrawn from an annuity each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Account C (Network Edition) Prospectus	1

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. They also do not include any charge for state premium tax deductions which we do not charge for at present, but we reserve the right to do so. In the first table, transaction charges are shown on the left and annual charges are shown on the right.

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	None
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	0.75%
Current Mortality and Expense Risk Fees[1]	0.35%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.35%
Annual Contract Fee
$30 (presently waived)
Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[3]	0.40%

[1]	We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75%.
[2]	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
[3]	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant's birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract Value on any Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

2	Account C (Network Edition) Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2012. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.50%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2012. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.22% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. The Examples assume that you invest $10,000 for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Examples

Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$273	$839	$1,431	$3,034
Minimum Total Annual Portfolio Operating Expenses	$145	$450	$777	$1,704

Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$232	$716	$1,226	$2,627
Minimum Total Annual Portfolio Operating Expenses	$103	$322	$558	$1,237

We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75%. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee (presently waived) is reflected as a 0.04% annual expense. The 0.04% figure represents the annual Contract fees that would have been collected if they were not waived divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2012.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Account C (Network Edition) Prospectus	3

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life and Annuity Products Department, Room E15B, 720 East

Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients' needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $202 billion as of December 31, 2012. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the Divisions each of which corresponds to one of the Portfolios of the Funds. The Divisions and Portfolios are described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners we reserve the right to:

•	Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

4	Account C (Network Edition) Prospectus

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•	Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a variety of variable investment options selected by the Company, but it does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts you invest are not guaranteed and, because both your principal and any return on your investment are subject to market risk, you can lose money.

Each Division of the Separate Account represents an investment option and its assets are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.

Account C (Network Edition) Prospectus	5

Portfolio	Investment Objective	Sub-adviser (if applicable)
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Management Company, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio***	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.
***	We have requested approval from the SEC to remove the Commodities Return Strategy Portfolio as an investment option in the Contract. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Invested Assets you have in the Division investing in the Commodities Return Strategy Portfolio to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). See “The Substitution” for more information. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Contract and will only be available as of the date of the Substitution following SEC approval.

6	Account C (Network Edition) Prospectus

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other

Account C (Network Edition) Prospectus	7

variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest

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sweeps, or to initial allocations or changes in future allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a

Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Eligible Purchasers    Pursuant to a determination of eligibility by an officer of Northwestern Mutual Investment Services, LLC (“NMIS”), principal underwriter and distributor of the Contract, or by his or her designee, Contracts may be sold to current or retired registered representatives of NMIS, immediate family members of such registered representatives, a family trust in the name of such a registered representative, or individuals directly employed by current representatives (“Eligible Persons”). For this purpose, “immediate family” means (a) current spouses (or spousal equivalents if recognized under local law), or (b) parents and children (under age 21), including parents and children in adoptive and current step relationships. After a Contract is purchased, additional investments can be made for the life of the Contract regardless of the eligibility status of the purchaser.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event that applicable state law requires us to return the full amount of your purchase payment, we will do so.

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Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; less (ii) any withdrawals since that Valuation Date and any applicable charges under the Contract deducted since that Valuation Date. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value, in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower amounts in certain circumstances. We will accept larger Purchase Payments than the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent.

In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the exchange, we may reduce the required minimum by the sum of any such depreciation and fees.

Application of Purchase Payments    We credit Net Purchase Payments to the variable options as you direct, and invest those assets in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by

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multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Taxation of Contract Benefits.”)

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under variable income plan 2 and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept withdrawal requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Withdrawal requests must be submitted on properly completed Northwestern Mutual forms. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Money Market Division until the Portfolio is liquidated.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday, the Death Benefit will equal the Contract Value (determined as described below).

•	If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans”.)

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•	If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

•	the Contract Value (determined as described immediately below); or
•	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session.

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

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Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2012–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2013–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2013–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may:

•	elect to continue the Contract (as described above),

•	receive the Death Benefit under an Income Plan, or

•	receive the Death Benefit as a cash settlement.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”)

Your Beneficiary may receive the Death Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check. If a Northwestern

Access Fund account is elected, payment of the full Death Benefit is accomplished by the opening of the Northwestern Access Fund account in the name of the beneficiary. Account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for us, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is part of our General Account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of Northwestern Mutual, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. We may make a profit on all amounts held in the Northwestern Access Fund.

Income Plans

Generally    If you decide to begin receiving Annuity Payments from your Contract, you may choose either:

(1)	monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed Income Plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying

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Portfolios in which you direct the assets supporting your Income Plan be invested. The fixed income plans are not described in this prospectus. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account.

A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect.

Description of Variable Income Plans    The following variable income plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from an Income Plan involving a life contingency nor transfer to an Income Plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. (A contract with Annuity Payment rates that are not based on sex is also available.) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1⁄2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

14	Account C (Network Edition) Prospectus

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving this charge.

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Separate Account in proportion to the amounts you have invested.

Premium Taxes    The Contract provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Account C (Network Edition) Prospectus	15

Federal Income Taxes

Taxation of Contract Benefits

We offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable). There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible.

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Internal Revenue Code (“Code”). If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

A penalty tax of 10% of the amount of the payment which is includible in income will be imposed, by federal tax law, on non-exempt withdrawals of Contract benefits. Payments which are exempt from the penalty tax include payments upon disability, after age 59  1⁄2 and for certain substantially equal periodic payments.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 12 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse, as defined under federal tax law, is not subject to any distribution requirements.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in

16	Account C (Network Edition) Prospectus

amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time. Allocations to the Division investing the Commodities Return Strategy Portfolio of the Series Fund (the “Commodities Portfolio”) on the date of the Substitution will be reallocated to the Division investing in the Commodity Return Strategy Portfolio, a portfolio of Credit Suisse Trust (the “Credit Suisse Commodity Portfolio”). The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Contract and will only be available as of the date of the Substitution following SEC approval. See “The Substitution” below for more information. After the date of the Substitution, elections to participate in the Dollar-Cost Averaging Plan involving the Division investing in the Commodities Portfolio may be deemed not in good order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. In such cases we may require an updated form be submitted in order to process your request.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (“EFT”)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each Portfolio or from specific Portfolios you designate. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; or (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue. If you have elected portfolio rebalancing to the Division investing in the Commodities Portfolio as of the date of the Substitution, we will replace that portion of your election with the Division investing in the Credit Suisse Commodity Portfolio. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Contract and will only be available as of the date of the Substitution following SEC approval. See “The Substitution” below for more information. After the date of the Substitution, elections for portfolio rebalancing involving the Division investing in the Commodities Portfolio may be deemed not in good order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. In such cases we may require an updated form be submitted in order to process your request.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

The Substitution    Northwestern Mutual and the Separate Account have requested the approval of the SEC to remove the Commodities Portfolio as an investment option under your Contract. Following the receipt of the SEC’s approval, we will set a date to automatically transfer any amounts you have in the Division investing in the Commodities Portfolio to the Division investing in the Credit Suisse Commodity Portfolio (the “Substitution”). Allocations to the Commodities Portfolio through preexisting dollar-cost averaging programs, portfolio rebalancing elections, asset allocation models or other automatic transfers or scheduled or systematic transactions will be replaced with the Credit Suisse Commodity Portfolio. Once the date of the Substitution has been determined, we will provide you with written notice notifying you of the date. You will receive a prospectus or summary prospectus for the Credit Suisse Commodity Portfolio before the date of the Substitution. The Credit Suisse Commodity Portfolio is not currently available as an investment option in the Contract and will only be available as of the date of the Substitution following SEC approval. If the SEC does not approve the substitution, the Company will assess its options and consider other alternatives, including but not limited to (i) pursuing another substitution of a different portfolio with comparable investment objectives or a money market portfolio or (ii) making other changes in response to actions of the Commodities Portfolio, such as closing the Portfolio to new investments or changing its investment objectives and strategies via a proxy vote where required (see “Voting Rights”).

Account C (Network Edition) Prospectus	17

If we receive approval from the SEC, as of the date of the Substitution, the Commodities Portfolio will cease to be available under your Contract. The Substitution will not result in a change in your Contract Value or death benefit, though the number of Units you receive in the Credit Suisse Commodity Portfolio may be different from the number of Units you held in the Commodities Portfolio. You will not incur any fees or charges as a result of the Substitution, nor will your rights or our obligations under the Contract be altered. We or our affiliates will bear all expenses incurred in connection with the Substitution.

Except as noted below, you may continue to transfer amounts from the Division investing in the Commodities Portfolio to other Divisions until the date of the Substitution. The first transfer made from the Commodities Portfolio between May 1, 2013 and the Substitution will be free of charge and will not count toward your limit on transfers as part of our policies and procedures on short-term and excessive trading (see “Short-term and Excessive Trading”). For those Contract Owners with amounts in the Commodities Portfolio that were substituted to the Credit Suisse Commodity Portfolio on the date of the Substitution, we will not charge a fee for the first transfer out of the Credit Suisse Commodity Portfolio for 30 days after the Substitution and any such transfer will not count toward your limit on transfers as part our policies on short-term and excessive trading. Within five days after the Substitution, we will forward Contract Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

In addition to closing the Division investing in the Commodities Portfolio in response to the Portfolio’s decision to close the Portfolio to new investments irrespective of the Substitution (see “The Funds” section of the prospectus for more information regarding investments by a Division in a particular Portfolio), while it is not our present intention, in conjunction with the Substitution and the liquidation of the assets of the Commodities Portfolio in anticipation of the Substitution and in order to minimize any effect on the Portfolio’s ability to meet the Separate Account’s redemption request or transfer of assets to the Credit Suisse Commodity Portfolio as part of the Substitution transaction, we may also close the Commodities Portfolio and/or the Division investing in the Commodities Portfolio and not accept additional payments. In the case of a Portfolio closure, allocations or transfers to the Commodities Portfolio on or after the date of the close will be deemed not in good order and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request. You will be given sufficient advance notice of any intent to close the Commodities Portfolio.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.northwesternmutual.com) to access Division performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Owners may also set up certain electronic payments, transfer invested assets among investment Divisions, and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please contact us at 1-888-455-2232.

The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the

Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us. No sales charges are paid on sales of the Contracts, and no underwriting commissions have been paid, or retained, by NMIS.

18	Account C (Network Edition) Prospectus

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor's registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge, although we may allow such exchanges when there are no applicable withdrawal charges on the Contract being exchanged. Fixed annuity contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the fixed annuity contract.

It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract, front-load variable annuity contract, or fixed annuity contract.

Account C (Network Edition) Prospectus	19

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract's/policy's maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-3

20	Account C (Network Edition) Prospectus

TO: The Northwestern Mutual Life Insurance Company

Life and Annuity Products Department

Room E15B

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for Flexible Payment Variable Annuity (Network Edition) to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued on or After October 16, 2006

Northwestern Mutual Series Fund, Inc.

	December 31
	2012	2011	2010	2009	2008	2007	2006
Growth Stock Division
Accumulation Unit Value	$1.046	$0.930	$0.945	$0.844	$0.617	$1.013	$0.931
Number of Units Outstanding	41	38	57	201	207	75	11
Focused Appreciation Division
Accumulation Unit Value	$2.276	$1.901	$2.032	$1.865	$1.313	$2.197	$1.738
Number of Units Outstanding	329	224	190	150	141	55	—
Large Cap Core Stock Division
Accumulation Unit Value	$1.044	$0.939	$0.954	$0.848	$0.658	$1.077	$0.991
Number of Units Outstanding	161	163	96	91	58	38	—
Large Cap Blend Division(b)
Accumulation Unit Value	$0.897	$0.782	$0.803	$0.705	$0.555	$0.933	—
Number of Units Outstanding	168	207	187	127	88	28	—
Index 500 Stock Division
Accumulation Unit Value	$1.181	$1.024	$1.008	$0.880	$0.699	$1.112	$1.058
Number of Units Outstanding	624	486	438	327	392	251	14
Large Company Value Division(b)
Accumulation Unit Value	$0.916	$0.789	$0.780	$0.706	$0.587	$0.938	—
Number of Units Outstanding	219	204	204	158	153	7	—
Domestic Equity Division
Accumulation Unit Value	$1.445	$1.268	$1.261	$1.104	$0.855	$1.396	$1.495
Number of Units Outstanding	328	347	359	332	293	235	32
Equity Income Division
Accumulation Unit Value	$1.890	$1.618	$1.639	$1.426	$1.148	$1.795	$1.745
Number of Units Outstanding	668	534	339	227	187	102	73
Mid Cap Growth Stock Division
Accumulation Unit Value	$1.091	$0.978	$1.046	$0.848	$0.644	$1.079	$0.897
Number of Units Outstanding	136	122	116	97	83	50	—
Index 400 Stock Division
Accumulation Unit Value	$2.312	$1.972	$2.018	$1.604	$1.175	$1.850	$1.720
Number of Units Outstanding	103	84	65	60	67	41	4
Mid Cap Value Division
Accumulation Unit Value	$2.047	$1.762	$1.779	$1.489	$1.212	$1.874	$1.884
Number of Units Outstanding	181	103	102	52	43	39	1
Small Cap Growth Stock Division
Accumulation Unit Value	$1.343	$1.231	$1.270	$1.013	$0.775	$1.385	$1.269
Number of Units Outstanding	170	171	170	123	97	38	3
Index 600 Stock Division(b)
Accumulation Unit Value	$1.167	$1.011	$1.006	$0.802	$0.643	$0.939	—
Number of Units Outstanding	99	79	53	67	44	9	—
Small Cap Value Division
Accumulation Unit Value	$2.483	$2.142	$2.179	$1.793	$1.404	$1.960	$1.983
Number of Units Outstanding	242	227	194	146	132	86	18
International Growth Division
Accumulation Unit Value	$1.646	$1.400	$1.618	$1.394	$1.136	$2.119	$1.888
Number of Units Outstanding	309	212	174	116	119	95	4
Research International Core Division(b)
Accumulation Unit Value	$0.902	$0.776	$0.869	$0.786	$0.603	$1.052	—
Number of Units Outstanding	527	255	103	95	65	15	—
International Equity Division
Accumulation Unit Value	$1.691	$1.397	$1.559	$1.453	$1.096	$1.956	$1.662
Number of Units Outstanding	1,069	925	798	631	555	366	77
Emerging Markets Equity Division(b)
Accumulation Unit Value	$1.115	$0.941	$1.161	$0.939	$0.555	$1.244	—
Number of Units Outstanding	662	413	279	138	141	54	—

(b)	The initial investment was made on April 30, 2007.

22	Account C (Network Edition) Prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2012	2011	2010	2009	2008	2007	2006
Money Market Division
Accumulation Unit Value	$1.269	$1.272	$1.275	$1.276	$1.270	$1.241	$1.182
Number of Units Outstanding	676	682	565	556	684	338	262
Short-Term Bond Division(b)
Accumulation Unit Value	$1.184	$1.164	$1.162	$1.125	$1.053	$1.029	—
Number of Units Outstanding	475	205	191	52	12	—	—
Select Bond Division
Accumulation Unit Value	$2.139	$2.045	$1.915	$1.803	$1.654	$1.608	$1.517
Number of Units Outstanding	1,141	884	780	646	548	317	8
Long-Term U.S. Government Bond Division(b)
Accumulation Unit Value	$1.752	$1.695	$1.319	$1.197	$1.291	$1.073	—
Number of Units Outstanding	150	131	108	58	20	—	—
Inflation Protection Division(b)
Accumulation Unit Value	$1.441	$1.347	$1.208	$1.148	$1.047	$1.066	—
Number of Units Outstanding	484	350	268	135	108	10	—
High Yield Bond Division
Accumulation Unit Value	$2.438	$2.148	$2.061	$1.806	$1.246	$1.590	$1.559
Number of Units Outstanding	320	196	156	109	123	80	20
Multi-Sector Bond Division(b)
Accumulation Unit Value	$1.539	$1.344	$1.284	$1.139	$0.936	$1.008	—
Number of Units Outstanding	675	553	349	199	165	31	—
Commodities Return Strategy Division(a)
Accumulation Unit Value	$7.834	$8.051	—	—	—	—	—
Number of Units Outstanding	32	13	—	—	—	—	—
Balanced Division
Accumulation Unit Value	$1.531	$1.401	$1.377	$1.234	$1.020	$1.324	$1.252
Number of Units Outstanding	931	673	827	760	720	702	231
Asset Allocation Division
Accumulation Unit Value	$1.605	$1.450	$1.457	$1.293	$1.021	$1.467	$1.345
Number of Units Outstanding	321	331	271	344	350	233	209

(a)	The initial investment was made on April 30, 2011.

(b)	The initial investment was made on April 30, 2007.

Fidelity® Variable Insurance Products

	December 31
	2012	2011	2010	2009	2008	2007	2006
VIP Mid Cap Division
Accumulation Unit Value	$2.874	$2.518	$2.834	$2.212	$1.588	$2.639	$2.296
Number of Units Outstanding	350	314	226	188	183	105	22
VIP Contrafund® Division(b)
Accumulation Unit Value	$1.123	$0.971	$1.002	$0.860	$0.637	$1.115	—
Number of Units Outstanding	909	739	575	359	204	28	—

(b)	The initial investment was made on April 30, 2007.

Neuberger Berman Advisers Management Trust

	December 31
	2012	2011	2010	2009	2008	2007
Socially Responsive Division(b)
Accumulation Unit Value	$1.050	$0.950	$0.983	$0.803	$0.613	$1.016
Number of Units Outstanding	233	100	42	12	12	7

(b)	The initial investment was made on April 30, 2007.

Account C (Network Edition) Prospectus	23

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Russell Investment Fund

	December 31
	2012	2011	2010	2009	2008	2007	2006
Multi-Style Equity Division
Accumulation Unit Value	$1.132	$0.982	$1.001	$0.863	$0.659	$1.112	$1.011
Number of Units Outstanding	177	171	169	155	124	83	9
Aggressive Equity Division
Accumulation Unit Value	$1.593	$1.380	$1.446	$1.162	$0.887	$1.560	$1.514
Number of Units Outstanding	27	31	33	49	34	16	2
Non-U.S. Division
Accumulation Unit Value	$1.224	$1.025	$1.181	$1.063	$0.844	$1.470	$1.340
Number of Units Outstanding	174	157	149	129	144	140	11
Core Bond Division
Accumulation Unit Value	$2.086	$1.932	$1.852	$1.689	$1.463	$1.523	$1.425
Number of Units Outstanding	426	451	340	273	273	219	141
Real Estate Securities Division
Accumulation Unit Value	$3.464	$2.725	$2.942	$2.402	$1.869	$2.963	$3.534
Number of Units Outstanding	292	245	177	129	110	56	14

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2012	2011	2010	2009	2008	2007
Moderate Strategy Division(b)
Accumulation Unit Value	$1.246	$1.125	$1.128	$1.005	$0.824	$1.033
Number of Units Outstanding	225	51	19	28	3	—
Balanced Strategy Division(b)
Accumulation Unit Value	$1.156	$1.027	$1.056	$0.929	$0.743	$1.025
Number of Units Outstanding	537	731	825	676	688	177
Growth Strategy Division(b)
Accumulation Unit Value	$1.059	$0.930	$0.980	$0.855	$0.667	$1.019
Number of Units Outstanding	420	297	238	214	127	70
Equity Growth Strategy Division(b)
Accumulation Unit Value	$0.961	$0.833	$0.892	$0.778	$0.596	$1.010
Number of Units Outstanding	130	126	64	48	85	60

(b)	The initial investment was made on April 30, 2007.

24	Account C (Network Edition) Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (Network Edition)

An individual flexible payment deferred variable annuity contract (the “Contract”) offered for use in non tax-qualified situations to purchasers who are either current or retired registered representatives of Northwestern Mutual Investment Services, LLC, principal underwriter and distributor of the Contract or certain other eligible persons.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	$25,000

(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000

(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000

(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35

(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50

(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000

(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	$178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2012

NML Variable Annuity Account C

Financial Statements

The Accompanying Notes are an Integral Part of the Financial Statements. F-1

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$1,409	$1,278	$1,515	$183	$4,972
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	1,409	1,278	1,515	183	4,972

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,409	$1,278	$1,515	$183	$4,972

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$223	$244	$16	$15	$1,624
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	606	134	465	17	821
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	537	151	866	-	1,791
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	43	749	168	151	736
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$1,409	$1,278	$1,515	$183	$4,972

(1) Investments, at cost	$1,193	$1,084	$1,364	$169	$4,042
Mutual Fund Shares Held	600	611	1,133	222	1,751
(2) Accumulation Unit Value	$36.785012	$23.543734	$29.198468	$9.155103	$69.136117
Units Outstanding	6	10	1	2	23
(3) Accumulation Unit Value	$3.258133	$2.210920	$2.586150	$0.882303	$4.448215
Units Outstanding	186	61	180	19	185
(4) Accumulation Unit Value	$2.913433	$2.086517	$2.312529	$0.852786	$5.138895
Units Outstanding	184	72	375	-	348
(5) Accumulation Unit Value	$1.046126	$2.275895	$1.044453	$0.897418	$1.180763
Units Outstanding	41	329	161	168	624

The Accompanying Notes are an Integral Part of the Financial Statements. F-2

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$214	$834	$1,424	$3,944	$918
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	3

Total Assets	214	834	1,424	3,944	921

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$214	$834	$1,424	$3,944	$921

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$13	$25	$33	$1,171	$113
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	127	22	678	99
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	208	107	1,947	472
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	201	474	1,262	148	237
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$214	$834	$1,424	$3,944	$921

(1) Investments, at cost	$179	$687	$1,221	$3,073	$806
Mutual Fund Shares Held	256	854	1,059	1,209	615
(2) Accumulation Unit Value	$9.343226	$15.037814	$19.550985	$75.402575	$29.923387
Units Outstanding	1	2	2	16	4
(3) Accumulation Unit Value	$0.900429	$1.396179	$1.836021	$4.338456	$2.737770
Units Outstanding	-	91	12	156	36
(4) Accumulation Unit Value	$0.870270	$1.303845	$1.732638	$6.070876	$2.522447
Units Outstanding	-	159	62	321	187
(5) Accumulation Unit Value	$0.915883	$1.444779	$1.889919	$1.091338	$2.312315
Units Outstanding	219	328	668	136	103

The Accompanying Notes are an Integral Part of the Financial Statements. F-3

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$672	$636	$209	$966	$606
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	-	1	-

Total Assets	672	637	209	967	606

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$672	$637	$209	$967	$606

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$57	$63	$13	$122	$83
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	113	124	30	15	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	132	222	51	228	15
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	370	228	115	602	508
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$672	$637	$209	$967	$606

(1) Investments, at cost	$564	$484	$193	$776	$541
Mutual Fund Shares Held	515	337	208	510	502
(2) Accumulation Unit Value	$21.179677	$31.582975	$11.903891	$25.839588	$17.130842
Units Outstanding	3	2	1	5	5
(3) Accumulation Unit Value	$1.988906	$2.889598	$1.147218	$2.399094	$1.590464
Units Outstanding	57	43	26	6	-
(4) Accumulation Unit Value	$1.876997	$2.662270	$1.108809	$2.240441	$1.485329
Units Outstanding	70	83	46	102	10
(5) Accumulation Unit Value	$2.047361	$1.342607	$1.166903	$2.482527	$1.645820
Units Outstanding	181	170	99	242	309

The Accompanying Notes are an Integral Part of the Financial Statements. F-4

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$572	$4,324	$959	$2,483	$646
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	3	-	-	-

Total Assets	572	4,327	959	2,483	646

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$572	$4,327	$959	$2,483	$646

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$25	$316	$53	$7	$22
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	30	696	29	598	62
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	41	1,508	139	1,020	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	476	1,807	738	858	562
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$572	$4,327	$959	$2,483	$646

(1) Investments, at cost	$536	$3,865	$903	$2,483	$650
Mutual Fund Shars Held	688	2,411	907	2,483	629
(2) Accumulation Unit Value	$9.205651	$4.474566	$11.369632	$41.497953	$12.076410
Units Outstanding	3	71	5	-	2
(3) Accumulation Unit Value	$0.887152	$3.937553	$1.095732	$1.713933	$1.163807
Units Outstanding	34	177	27	349	53
(4) Accumulation Unit Value	$0.857448	$3.499875	$1.059049	$2.934503	$1.124968
Units Outstanding	48	431	131	348	-
(5) Accumulation Unit Value	$0.902416	$1.691434	$1.114526	$1.269494	$1.183872
Units Outstanding	527	1,069	662	676	475

The Accompanying Notes are an Integral Part of the Financial Statements. F-5

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Bond Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$4,628	$402	$1,017	$1,161	$1,323
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	-	-	-	-

Total Assets	4,637	402	1,017	1,161	1,323

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$4,637	$402	$1,017	$1,161	$1,323

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$632	$65	$65	$68	$29
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	358	-	-	29	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	1,207	75	254	283	255
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	2,440	262	698	781	1,039
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$4,637	$402	$1,017	$1,161	$1,323

(1) Investments,at cost	$4,597	$407	$962	$1,091	$1,224
Mutual Fund Shares Held	3,548	376	834	1,547	1,155
(2) AccumulationUnit Value	$204.702189	$17.875038	$14.701699	$41.068270	$15.698283
Units Outstanding	3	4	4	2	2
(3) AccumulationUnit Value	$3.296371	$1.722753	$1.416894	$3.637733	$1.512934
Units Outstanding	109	-	-	8	-
(4) AccumulationUnit Value	$13.686525	$1.665149	$1.369504	$3.252907	$1.462316
Units Outstanding	88	45	186	87	174
(5) AccumulationUnit Value	$2.138973	$1.752298	$1.441191	$2.438069	$1.538856
Units Outstanding	1,141	150	484	320	675

The Accompanying Notes are an Integral Part of the Financial Statements. F-6

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Commodities Return Strategy Division	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$295	$13,232	$1,793	$-	$-
Fidelity Variable Insurance Products	-	-	-	1,273	1,117
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	295	13,232	1,793	1,273	1,117

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$295	$13,232	$1,793	$1,273	$1,117

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$24	$5,853	$-	$50	$64
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	19	863	69	92	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	5,052	1,210	125	32
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	252	1,425	514	1,006	1,021
Accumulation Units (5)	-	39	-	-	-
Annuity Reserves

Total Net Assets	$295	$13,232	$1,793	$1,273	$1,117

(1) Investments, at cost	$310	$11,458	$1,747	$1,177	$940
Mutual Fund Shares Held	375	8,780	1,584	42	43
(2) Accumulation Unit Value	$7.880392	$153.677764	$16.700324	$29.733518	$11.458810
Units Outstanding	3	38	-	2	6
(3) Accumulation Unit Value	$7.794990	$3.766005	$1.550498	$2.792209	$1.104320
Units Outstanding	2	229	44	33	-
(4) Accumulation Unit Value	$7.717102	$10.330577	$1.448020	$2.635062	$1.067369
Units Outstanding	-	489	835	47	30
(5) Accumulation Unit Value	$7.834206	$1.531157	$1.604510	$2.874224	$1.123286
Units Outstanding	32	931	321	350	909

The Accompanying Notes are an Integral Part of the Financial Statements. F-7

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Neuberger Berman AMT Socially Responsive Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	$273	-	-	-	-
Russell Investment Funds	-	$326	58	$575	$1,557
Due from Northwestern Mutual Life Insurance Company	-	6	-	3	9

Total Assets	273	332	58	578	1,566

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$273	$332	$58	$578	$1,566

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$9	$1	$7	$25	$36
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	22	-	121	328
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	19	108	8	219	314
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	245	201	43	213	888
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$273	$332	$58	$578	$1,566

(1) Investments, at cost	$260	$267	$56	$494	$1,535
Mutual Fund Shares Held	17	21	4	56	144
(2) Accumulation Unit Value	$10.715212	$12.171877	$19.088862	$15.277391	$22.402721
Units Outstanding	1	-	-	2	2
(3) Accumulation Unit Value	$1.032680	$1.113630	$1.746474	$1.397731	$2.049730
Units Outstanding	-	20	-	87	160
(4) Accumulation Unit Value	$0.998110	$1.026015	$1.609096	$1.287831	$1.888622
Units Outstanding	19	105	5	170	166
(5) Accumulation Unit Value	$1.050381	$1.132202	$1.592979	$1.223636	$2.085924
Units Outstanding	233	177	27	174	426

The Accompanying Notes are an Integral Part of the Financial Statements. F-8

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2012

(in thousands, except accumulation unit values)

	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	$1,667	$622	976	779	$467
Due from Northwestern Mutual Life Insurance Company	2	-	-	-	-

Total Assets	1,669	622	976	779	467

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,669	$622	$976	$779	$467

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$197	$-	$-	$-	$-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	148	-	-	-	-
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	312	342	355	334	342
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition	1,012	280	621	445	125
Accumulation Units (5)	-	-	-	-	-
Annuity Reserves

Total Net Assets	$1,669	$622	$976	$779	$467

(1) Investments, at cost	$1,417	$568	$827	$660	$385
Mutual Fund Shares Held	109	62	102	87	57
(2) Accumulation Unit Value	$37.550773	$12.706153	$11.789785	$10.802768	$9.799317
Units Outstanding	5	-	-	-	-
(3) Accumulation Unit Value	$3.435610	$1.224544	$1.136236	$1.041073	$0.944386
Units Outstanding	43	-	-	-	-
(4) Accumulation Unit Value	$3.165381	$1.183568	$1.098181	$1.006249	$0.912766
Units Outstanding	99	289	323	332	375
(5) Accumulation Unit Value	$3.464090	$1.245535	$1.155731	$1.058967	$0.960618
Units Outstanding	292	225	537	420	130

The Accompanying Notes are an Integral Part of the Financial Statements. F-9

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$9	$4	$19	$2	$89
Expenses:
Mortality and expense risk charges	11	6	14	1	31

Net investment income (loss)	(2)	(2)	5	1	58

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	43	52	18	20	(5)
Realized gain distributions	-	-	-	7	91

Realized gains (losses)	43	52	18	27	86

Change in unrealized appreciation/ depreciation of investments during the period	118	150	124	(6)	551

Net increase (decrease) in net assets resulting from operations	$159	$200	$147	$22	$695

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$4	$18	$22	$5	$8
Expenses:
Mortality and expense risk charges	1	5	5	29	7

Net investment income (loss)	3	13	17	(24)	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5	(19)	61	19	10
Realized gain distributions	-	-	-	-	38

Realized gains (losses)	5	(19)	61	19	48

Change in unrealized appreciation/ depreciation of investments during the period	23	109	125	418	80

Net increase (decrease) in net assets resulting from operations	$31	$103	$203	$413	$129

The Accompanying Notes are an Integral Part of the Financial Statements. F-10

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$9	$-	$5	$4	$8
Expenses:
Mortality and expense risk charges	4	5	1	5	2

Net investment income (loss)	5	(5)	4	(1)	6

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	25	32	4	53	(16)
Realized gain distributions	-	-	4	11	-

Realized gains (losses)	25	32	8	64	(16)

Change in unrealized appreciation/ depreciation of investments during the period	59	32	7	71	98

Net increase (decrease) in net assets resulting from operations	$89	$59	$19	$134	$88

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Income:
Dividend income	$7	$109	$1	$4	$8
Expenses:
Mortality and expense risk charges	2	27	4	19	4

Net investment income (loss)	5	82	(3)	(15)	4

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	(115)	26	-	(28)
Realized gain distributions	-	-	-	-	-

Realized gains (losses)	1	(115)	26	-	(28)

Change in unrealized appreciation/ depreciation of investments during the period	65	799	111	-	35

Net increase (decrease) in net assets resulting from operations	$71	$766	$134	$(15)	$11

The Accompanying Notes are an Integral Part of the Financial Statements. F-11

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Bond Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$135	$7	$22	$62	$6
Expenses:
Mortality and expense risk charges	27	2	4	6	6

Net investment income (loss)	108	5	18	56	-

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	45	3	24	28	26
Realized gain distributions	109	29	9	-	5

Realized gains (losses)	154	32	33	28	31

Change in unrealized appreciation/ depreciation of investments during the period	(69)	(23)	6	36	132

Net increase (decrease) in net assets resulting from operations	$193	$14	$57	$120	$163

	Commodities Return Strategy Division	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division

Income:
Dividend income	$-	$156	$4	$5	$12
Expenses:
Mortality and expense risk charges	1	75	17	5	4

Net investment income (loss)	(1)	81	(13)	-	8

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(7)	62	(9)	32	82
Realized gain distributions	-	-	-	101	-

Realized gains (losses)	(7)	62	(9)	133	82

Change in unrealized appreciation/ depreciation of investments during the period	3	1,005	186	24	62

Net increase (decrease) in net assets resulting from operations	$(5)	$1,148	$164	$157	$152

The Accompanying Notes are an Integral Part of the Financial Statements. F-12

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Neuberger Berman AMT Socially Responsive Division	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division

Income:
Dividend income	$1	$8	$1	$12	$47
Expenses:
Mortality and expense risk charges	1	4	1	5	12

Net investment income (loss)	-	4	-	7	35

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7	75	20	(46)	92
Realized gain distributions	-	-	-	-	44

Realized gains (losses)	7	75	20	(46)	136

Change in unrealized appreciation/ depreciation of investments during the period	14	1	(4)	141	(18)

Net increase (decrease) in net assets resulting from operations	$21	$80	$16	$102	$153

	Russell Global Real Estate Securities Division	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division

Income:
Dividend income	$77	$16	$25	$15	$8
Expenses:
Mortality and expense risk charges	8	5	7	6	5

Net investment income (loss)	69	11	18	9	3

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	96	6	21	10	13
Realized gain distributions	-	2	-	-	-

Realized gains (losses)	96	8	21	10	13

Change in unrealized appreciation/ depreciation of investments during the period	195	23	83	71	44

Net increase (decrease) in net assets resulting from operations	$360	$42	$122	$90	$60

The Accompanying Notes are an Integral Part of the Financial Statements. F-13

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$(2)	$-	$(2)	$(6)
Net realized gains (losses)	43	(3)	52	(14)
Net change in unrealized appreciation/depreciation	118	(22)	150	(52)

Net increase (decrease) in net assets resulting from operations	159	(25)	200	(72)

Contract Transactions:
Contract owners’ net payments	50	58	215	140
Annuity payments	-	(2)	-	-
Surrenders and other (net)	(148)	(108)	(186)	(272)
Transfers from other divisions or sponsor	170	56	1,459	969
Transfers to other divisions or sponsor	(115)	(138)	(1,393)	(1,220)

Net increase (decrease) in net assets resulting from contract transactions	(43)	(134)	95	(383)

Net increase (decrease) in net assets	116	(159)	295	(455)

Net Assets:
Beginning of period	1,293	1,452	983	1,438

End of period	$1,409	$1,293	$1,278	$983

Units issued during the period	117	214	738	619
Units redeemed during the period	(117)	(267)	(708)	(833)

Net units issued (redeemed) during the period	-	(53)	30	(214)

	Large Cap Core Stock Division		Large Cap Blend Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$5	$3	$1	$-
Net realized gains (losses)	18	(4)	27	(11)
Net change in unrealized appreciation/depreciation	124	(32)	(6)	6

Net increase (decrease) in net assets resulting from operations	147	(33)	22	(5)

Contract Transactions:
Contract owners’ net payments	73	98	26	10
Annuity payments	-	-	-	-
Surrenders and other (net)	(99)	(270)	(18)	(72)
Transfers from other divisions or sponsor	759	938	279	561
Transfers to other divisions or sponsor	(730)	(888)	(307)	(553)

Net increase (decrease) in net assets resulting from contract transactions	3	(122)	(20)	(54)

Net increase (decrease) in net assets	150	(155)	2	(59)

Net Assets:
Beginning of period	1,365	1,520	181	240

End of period	$1,515	$1,365	$183	$181

Units issued during the period	500	682	348	735
Units redeemed during the period	(483)	(699)	(389)	(804)

Net units issued (redeemed) during the period	17	(17)	(41)	(69)

The Accompanying Notes are an Integral Part of the Financial Statements. F-14

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Index 500 Stock Division		Large Company Value Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$58	$61	$3	$2
Net realized gains (losses)	86	(240)	5	2
Net change in unrealized appreciation/depreciation	551	208	23	(2)

Net increase (decrease) in net assets resulting from operations	695	29	31	2

Contract Transactions:
Contract owners’ net payments	255	261	17	32
Annuity payments	-	(3)	-	-
Surrenders and other (net)	(554)	(1,655)	(37)	(19)
Transfers from other divisions or sponsor	2,541	2,003	569	545
Transfers to other divisions or sponsor	(2,513)	(2,127)	(561)	(550)

Net increase (decrease) in net assets resulting from contract transactions	(271)	(1,521)	(12)	8

Net increase (decrease) in net assets	424	(1,492)	19	10

Net Assets:
Beginning of period	4,548	6,040	195	185

End of period	$4,972	$4,548	$214	$195

Units issued during the period	1,801	1,436	667	732
Units redeemed during the period	(1,731)	(1,778)	(695)	(722)

Net units issued (redeemed) during the period	70	(342)	(28)	10

	Domestic Equity Division		Equity Income Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$13	$13	$17	$10
Net realized gains (losses)	(19)	(90)	61	(8)
Net change in unrealized appreciation/depreciation	109	77	125	(4)

Net increase (decrease) in net assets resulting from operations	103	-	203	(2)

Contract Transactions:
Contract owners’ net payments	54	76	249	245
Annuity payments	-	-	-	-
Surrenders and other (net)	(81)	(156)	(232)	(86)
Transfers from other divisions or sponsor	993	903	1,863	1,568
Transfers to other divisions or sponsor	(1,027)	(1,052)	(1,775)	(1,567)

Net increase (decrease) in net assets resulting from contract transactions	(61)	(229)	105	160

Net increase (decrease) in net assets	42	(229)	308	158

Net Assets:
Beginning of period	792	1,021	1,116	958

End of period	$834	$792	$1,424	$1,116

Units issued during the period	745	841	1,006	996
Units redeemed during the period	(788)	(1,037)	(889)	(891)

Net units issued (redeemed) during the period	(43)	(196)	117	105

The Accompanying Notes are an Integral Part of the Financial Statements. F-15

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$(24)	$(24)	$1	$(1)
Net realized gains (losses)	19	-	48	32
Net change in unrealized appreciation/depreciation	418	(321)	80	(46)

Net increase (decrease) in net assets resulting from operations	413	(345)	129	(15)

Contract Transactions:
Contract owners’ net payments	122	98	58	88
Annuity payments	-	(1)	-	(2)
Surrenders and other (net)	(191)	(1,023)	(89)	(340)
Transfers from other divisions or sponsor	419	409	448	343
Transfers to other divisions or sponsor	(509)	(505)	(358)	(397)

Net increase (decrease) in net assets resulting from contract transactions	(159)	(1,022)	59	(308)

Net increase (decrease) in net assets	254	(1,367)	188	(323)

Net Assets:
Beginning of period	3,690	5,057	733	1,056

End of period	$3,944	$3,690	$921	$733

Units issued during the period	320	334	223	281
Units redeemed during the period	(325)	(575)	(194)	(400)

Net units issued (redeemed) during the period	(5)	(241)	29	(119)

	Mid Cap Value Division		Small Cap Growth Stock Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$5	$6	$(5)	$(3)
Net realized gains (losses)	25	(18)	32	5
Net change in unrealized appreciation/depreciation	59	4	32	(22)

Net increase (decrease) in net assets resulting from operations	89	(8)	59	(20)

Contract Transactions:
Contract owners’ net payments	129	57	31	42
Annuity payments	-	-	-	-
Surrenders and other (net)	(138)	(85)	(77)	(90)
Transfers from other divisions or sponsor	917	790	698	782
Transfers to other divisions or sponsor	(841)	(785)	(735)	(894)

Net increase (decrease) in net assets resulting from contract transactions	67	(23)	(83)	(160)

Net increase (decrease) in net assets	156	(31)	(24)	(180)

Net Assets:
Beginning of period	516	547	661	841

End of period	$672	$516	$637	$661

Units issued during the period	505	433	386	437
Units redeemed during the period	(463)	(451)	(410)	(494)

Net units issued (redeemed) during the period	42	(18)	(24)	(57)

The Accompanying Notes are an Integral Part of the Financial Statements. F-16

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Index 600 Stock Division		Small Cap Value Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$4	$1	$(1)	$(1)
Net realized gains (losses)	8	11	64	4
Net change in unrealized appreciation/depreciation	7	(9)	71	(16)

Net increase (decrease) in net assets resulting from operations	19	3	134	(13)

Contract Transactions:
Contract owners’ net payments	27	12	117	103
Annuity payments	-	-	-	-
Surrenders and other (net)	(20)	(27)	(143)	(223)
Transfers from other divisions or sponsor	265	180	1,182	1,022
Transfers to other divisions or sponsor	(174)	(162)	(1,204)	(1,080)

Net increase (decrease) in net assets resulting from contract transactions	98	3	(48)	(178)

Net increase (decrease) in net assets	117	6	86	(191)

Net Assets:
Beginning of period	92	86	881	1,072

End of period	$209	$92	$967	$881

Units issued during the period	257	189	538	543
Units redeemed during the period	(176)	(185)	(552)	(626)

Net units issued (redeemed) during the period	81	4	(14)	(83)

	International Growth Division		Research International Core Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$6	$4	$5	$3
Net realized gains (losses)	(16)	23	1	13
Net change in unrealized appreciation/depreciation	98	(113)	65	(50)

Net increase (decrease) in net assets resulting from operations	88	(86)	71	(34)

Contract Transactions:
Contract owners’ net payments	117	62	145	98
Annuity payments	-	-	-	-
Surrenders and other (net)	(116)	(181)	(72)	(22)
Transfers from other divisions or sponsor	990	1,006	769	373
Transfers to other divisions or sponsor	(971)	(1,046)	(616)	(277)

Net increase (decrease) in net assets resulting from contract transactions	20	(159)	226	172

Net increase (decrease) in net assets	108	(245)	297	138

Net Assets:
Beginning of period	498	743	275	137

End of period	$606	$498	$572	$275

Units issued during the period	599	603	1,084	845
Units redeemed during the period	(537)	(713)	(823)	(653)

Net units issued (redeemed) during the period	62	(110)	261	192

The Accompanying Notes are an Integral Part of the Financial Statements. F-17

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	International Equity Division		Emerging Markets Equity Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$82	$58	$(3)	$2
Net realized gains (losses)	(115)	(314)	26	81
Net change in unrealized appreciation/depreciation	799	(192)	111	(223)

Net increase (decrease) in net assets resulting from operations	766	(448)	134	(140)

Contract Transactions:
Contract owners’ net payments	316	368	187	166
Annuity payments	-	(1)	-	-
Surrenders and other (net)	(384)	(477)	(155)	(71)
Transfers from other divisions or sponsor	3,651	3,188	1,171	767
Transfers to other divisions or sponsor	(3,687)	(3,134)	(1,002)	(830)

Net increase (decrease) in net assets resulting from contract transactions	(104)	(56)	201	32

Net increase (decrease) in net assets	662	(504)	335	(108)

Net Assets:
Beginning of period	3,665	4,169	624	732

End of period	$4,327	$3,665	$959	$624

Units issued during the period	2,294	2,005	1,194	825
Units redeemed during the period	(2,232)	(1,949)	(1,000)	(806)

Net units issued (redeemed) during the period	62	56	194	19

	Money Market Division		Short-Term Bond Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$(15)	$(23)	$4	$3
Net realized gains (losses)	-	-	(28)	(5)
Net change in unrealized appreciation/depreciation	-	-	35	(7)

Net increase (decrease) in net assets resulting from operations	(15)	(23)	11	(9)

Contract Transactions:
Contract owners’ net payments	1,530	851	217	115
Annuity payments	-	-	-	-
Surrenders and other (net)	(714)	(1,731)	(587)	(547)
Transfers from other divisions or sponsor	1,258	2,000	699	752
Transfers to other divisions or sponsor	(2,142)	(1,365)	(1,097)	(396)

Net increase (decrease) in net assets resulting from contract transactions	(68)	(245)	(768)	(76)

Net increase (decrease) in net assets	(83)	(268)	(757)	(85)

Net Assets:
Beginning of period	2,566	2,834	1,403	1,488

End of period	$2,483	$2,566	$646	$1,403

Units issued during the period	1,991	2,309	878	953
Units redeemed during the period	(1,995)	(2,244)	(1,596)	(1,016)

Net units issued (redeemed) during the period	(4)	65	(718)	(63)

The Accompanying Notes are an Integral Part of the Financial Statements. F-18

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$108	$110	$5	$4
Net realized gains (losses)	154	153	32	32
Net change in unrealized appreciation/depreciation	(69)	(3)	(23)	42

Net increase (decrease) in net assets resulting from operations	193	260	14	78

Contract Transactions:
Contract owners’ net payments	539	362	7	46
Annuity payments	-	(4)	-	-
Surrenders and other (net)	(913)	(721)	(5)	(15)
Transfers from other divisions or sponsor	5,351	4,342	331	249
Transfers to other divisions or sponsor	(4,548)	(4,493)	(290)	(296)

Net increase (decrease) in net assets resulting from contract transactions	429	(514)	43	(16)

Net increase (decrease) in net assets	622	(254)	57	62

Net Assets:
Beginning of period	4,015	4,269	345	283

End of period	$4,637	$4,015	$402	$345

Units issued during the period	2,160	1,919	168	216
Units redeemed during the period	(1,860)	(1,945)	(148)	(224)

Net units issued (redeemed) during the period	300	(26)	20	(8)

	Inflation Protection Bond Division		High Yield Bond Division

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$18	$(2)	$56	$59
Net realized gains (losses)	33	14	28	14
Net change in unrealized appreciation/depreciation	6	53	36	(44)

Net increase (decrease) in net assets resulting from operations	57	65	120	29

Contract Transactions:
Contract owners’ net payments	112	110	108	123
Annuity payments	-	-	-	(1)
Surrenders and other (net)	(146)	(26)	(154)	(151)
Transfers from other divisions or sponsor	1,488	868	1,506	1,133
Transfers to other divisions or sponsor	(1,123)	(892)	(1,290)	(1,095)

Net increase (decrease) in net assets resulting from contract transactions	331	60	170	9

Net increase (decrease) in net assets	388	125	290	38

Net Assets:
Beginning of period	629	504	871	833

End of period	$1,017	$629	$1,161	$871

Units issued during the period	1,023	594	647	573
Units redeemed during the period	(744)	(535)	(553)	(550)

Net units issued (redeemed) during the period	279	59	94	23

The Accompanying Notes are an Integral Part of the Financial Statements. F-19

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Multi-Sector Bond Division		Commodities Return Strategy Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period April 29 to December 31, 2011

Operations:
Net investment income (loss)	$-	$45	$(1)	$-
Net realized gains (losses)	31	25	(7)	-
Net change in unrealized appreciation/depreciation	132	(38)	3	(17)

Net increase (decrease) in net assets resulting from operations	163	32	(5)	(17)

Contract Transactions:
Contract owners’ net payments	162	245	103	62
Annuity payments	-	-	-	-
Surrenders and other (net)	(186)	(8)	(51)	(1)
Transfers from other divisions or sponsor	2,196	1,480	396	173
Transfers to other divisions or sponsor	(1,971)	(1,384)	(300)	(65)

Net increase (decrease) in net assets resulting from contract transactions	201	333	148

Net increase (decrease) in net assets	364	365	143	152

Net Assets:
Beginning of period	959	594	152	-

End of period	$1,323	$959	$295	$152

Units issued during the period	1,493	1,121	63	28
Units redeemed during the period	(1,302)	(866)	(44)	(10)

Net units issued (redeemed) during the period	191	255	19	18

	Balanced Division		Asset Allocation Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$81	$306	$(13)	$24
Net realized gains (losses)	62	(294)	(9)	(11)
Net change in unrealized appreciation/depreciation	1,005	193	186	(28)

Net increase (decrease) in net assets resulting from operations	1,148	205	164	(15)

Contract Transactions:
Contract owners’ net payments	931	235	55	99
Annuity payments	-	(23)	-	(8)
Surrenders and other (net)	(1,001)	(2,304)	(52)	(143)
Transfers from other divisions or sponsor	1,484	1,069	119	139
Transfers to other divisions or sponsor	(1,956)	(876)	(148)	(145)

Net increase (decrease) in net assets resulting from contract transactions	(542)	(1,899)	(26)	(58)

Net increase (decrease) in net assets	606	(1,694)	138	(73)

Net Assets:
Beginning of period	12,626	14,320	1,655	1,728

End of period	$13,232	$12,626	$1,793	$1,655

Units issued during the period	1,341	743	113	245
Units redeemed during the period	(1,175)	(1,178)	(131)	(185)

Net units issued (redeemed) during the period	166	(435)	(18)	60

The Accompanying Notes are an Integral Part of the Financial Statements. F-20

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Fidelity VIP Mid Cap Division		Fidelity VIP Contrafund Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$-	$(8)	$8	$3
Net realized gains (losses)	133	34	82	(15)
Net change in unrealized appreciation/depreciation	24	(176)	62	(20)

Net increase (decrease) in net assets resulting from operations	157	(150)	152	(32)

Contract Transactions:
Contract owners’ net payments	125	260	195	178
Annuity payments	-	-	-	-
Surrenders and other (net)	(129)	(314)	(175)	(166)
Transfers from other divisions or sponsor	1,685	1,552	1,508	1,158
Transfers to other divisions or sponsor	(1,678)	(1,586)	(1,481)	(1,297)

Net increase (decrease) in net assets resulting from contract transactions	3	(88)	47	(127)

Net increase (decrease) in net assets	160	(238)	199	(159)

Net Assets:
Beginning of period	1,113	1,351	918	1,077

End of period	$1,273	$1,113	$1,117	$918

Units issued during the period	624	644	1,265	1,239
Units redeemed during the period	(604)	(679)	(1,133)	(1,389)

Net units issued (redeemed) during the period	20	(35)	132	(150)

	Neuberger Berman AMT Socially Responsive Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$-	$-	$4	$3
Net realized gains (losses)	7	18	75	(30)
Net change in unrealized appreciation/depreciation	14	(24)	1	14

Net increase (decrease) in net assets resulting from operations	21	(6)	80	(13)

Contract Transactions:
Contract owners’ net payments	92	35	44	102
Annuity payments	-	-	-	-
Surrenders and other (net)	(29)	(97)	(330)	(296)
Transfers from other divisions or sponsor	391	171	768	1,152
Transfers to other divisions or sponsor	(342)	(136)	(1,117)	(1,325)

Net increase (decrease) in net assets resulting from contract transactions	112	(27)	(635)	(367)

Net increase (decrease) in net assets	133	(33)	(555)	(380)

Net Assets:
Beginning of period	140	173	887	1,267

End of period	$273	$140	$332	$887

Units issued during the period	474	244	752	2,651
Units redeemed during the period	(364)	(281)	(1,372)	(3,031)

Net units issued (redeemed) during the period	110	(37)	(620)	(380)

The Accompanying Notes are an Integral Part of the Financial Statements. F-21

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Russell Aggressive Equity Division		Russell Non-U.S. Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$-	$(1)	$7	$9
Net realized gains (losses)	20	18	(46)	(134)
Net change in unrealized appreciation/depreciation	(4)	(37)	141	(4)

Net increase (decrease) in net assets resulting from operations	16	(20)	102	(129)

Contract Transactions:
Contract owners’ net payments	12	21	52	50
Annuity payments	-	-	-	-
Surrenders and other (net)	(77)	(196)	(250)	(248)
Transfers from other divisions or sponsor	132	260	800	1,206
Transfers to other divisions or sponsor	(187)	(267)	(894)	(1,241)

Net increase (decrease) in net assets resulting from contract transactions	(120)	(182)	(292)	(233)

Net increase (decrease) in net assets	(104)	(202)	(190)	(362)

Net Assets:
Beginning of period	162	364	768	1,130

End of period	$58	$162	$578	$768

Units issued during the period	92	380	728	1,571
Units redeemed during the period	(169)	(510)	(977)	(1,750)

Net units issued (redeemed) during the period	(77)	(130)	(249)	(179)

	Russell Core Bond Division		Russell Global Real Estate Securities Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$35	$55	$69	$25
Net realized gains (losses)	136	60	96	123
Net change in unrealized appreciation/depreciation	(18)	(31)	195	(267)

Net increase (decrease) in net assets resulting from operations	153	84	360	(119)

Contract Transactions:
Contract owners’ net payments	213	385	174	248
Annuity payments	-	-	-	(2)
Surrenders and other (net)	(912)	(307)	(270)	(337)
Transfers from other divisions or sponsor	4,110	3,551	1,940	1,735
Transfers to other divisions or sponsor	(4,236)	(3,507)	(1,836)	(1,682)

Net increase (decrease) in net assets resulting from contract transactions	(825)	122	8	(38)

Net increase (decrease) in net assets	(672)	206	368	(157)

Net Assets:
Beginning of period	2,238	2,032	1,301	1,458

End of period	$1,566	$2,238	$1,669	$1,301

Units issued during the period	1,994	2,711	607	690
Units redeemed during the period	(2,345)	(2,646)	(601)	(695)

Net units issued (redeemed) during the period	(351)	65	6	(5)

The Accompanying Notes are an Integral Part of the Financial Statements. F-22

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2012

(in thousands)

	Russell LifePoints Moderate Strategy Division		Russell LifePoints Balanced Strategy Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$11	$5	$18	$19
Net realized gains (losses)	8	1	21	(11)
Net change in unrealized appreciation/depreciation	23	(10)	83	(48)

Net increase (decrease) in net assets resulting from operations	42	(4)	122	(40)

Contract Transactions:
Contract owners’ net payments	225	23	27	55
Annuity payments	-	-	-	-
Surrenders and other (net)	(36)	-	(104)	-
Transfers from other divisions or sponsor	180	94	1,277	1,560
Transfers to other divisions or sponsor	(166)	(78)	(1,422)	(1,706)

Net increase (decrease) in net assets resulting from contract transactions	203	39	(222)	(91)

Net increase (decrease) in net assets	245	35	(100)	(131)

Net Assets:
Beginning of period	377	342	1,076	1,207

End of period	$622	$377	$976	$1,076

Units issued during the period	337	102	1,182	1,521
Units redeemed during the period	(169)	(69)	(1,383)	(1,613)

Net units issued (redeemed) during the period	168	33	(201)	(92)

	Russell LifePoints Growth Strategy Division		Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income (loss)	$9	$7	$3	$2
Net realized gains (losses)	10	-	13	(1)
Net change in unrealized appreciation/depreciation	71	(43)	44	(32)

Net increase (decrease) in net assets resulting from operations	90	(36)	60	(31)

Contract Transactions:
Contract owners’ net payments	145	60	61	64
Annuity payments	-	-	-	-
Surrenders and other (net)	(50)	-	(53)	(8)
Transfers from other divisions or sponsor	1,004	763	60	33
Transfers to other divisions or sponsor	(1,003)	(762)	(80)	(34)

Net increase (decrease) in net assets resulting from contract transactions	96	61	(12)	55

Net increase (decrease) in net assets	186	25	48	24

Net Assets:
Beginning of period	593	568	419	395

End of period	$779	$593	$467	$419

Units issued during the period	1,145	865	134	112
Units redeemed during the period	(1,044)	(804)	(149)	(48)

Net units issued (redeemed) during the period	101	61	(15)	64

The Accompanying Notes are an Integral Part of the Financial Statements. F-23

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

1.	Organization

NML Variable Annuity Account C (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts (“Network Edition”) of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2012, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. All dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.	Annuity Reserves – Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience or assumed investment rates of 3.50% or 5.00%.

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

F-24

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2012 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$113	$158
Focused Appreciation	281	189
Large Cap Core Stock	109	102
Large Cap Blend	40	51
Index 500 Stock	450	572
Large Company Value	29	37
Domestic Equity	73	120
Equity Income	353	241
Mid Cap Growth Stock	134	318
Index 400 Stock	186	93
Mid Cap Value	217	145
Small Cap Growth Stock	30	119
Index 600 Stock	127	20
Small Cap Value	133	175
International Growth	151	117
Research International Core	305	78
International Equity	433	463
Emerging Markets Equity	358	164
Money Market	1,727	1,767
Short-Term Bond	225	992
Select Bond	1,561	950
Long-Term U.S. Government Bond	82	5
Inflation Protection Bond	504	150
High Yield Bond	383	159
Multi-Sector Bond	393	193
Commodities Return Strategy	201	56
Balanced	1,302	1,801
Asset Allocation	60	99
Fidelity VIP Mid Cap	234	135
Fidelity VIP Contrafund	230	183
Neuberger Berman AMT Socially Responsive	139	35
Russell Multi-Style Equity	44	683
Russell Aggressive Equity	13	132
Russell Non-U.S.	61	352
Russell Core Bond	297	1,064
Russell Global Real Estate Securities	346	275
Russell LifePoints Moderate Strategy	252	36
Russell LifePoints Balanced Strategy	52	256
Russell LifePoints Growth Strategy	160	54
Russell LifePoints Equity Growth Strategy	93	77

F-25

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981 or beginning May 1, 1984 and prior to January 6, 1992 there is no deduction for mortality and expense risks. For those contracts issued beginning May 1, 1984 and prior to January 6, 1992 the rates may be increased by the Board of Trustees of Northwestern Mutual, not to exceed a 0.25% annual rate.

There are no contracts outstanding that were issued on or after December 17, 1981, and prior to May 1, 1984.

For contracts issued on or after January 6, 1992, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1.00% and 1.50% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate.

F-26

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/12	417	$1.046126	to	$36.785012	$1,409	0.60%	0.35% to 1.25%	11.53%	to	12.94%
Year Ended 12/31/11	417	0.929516	to	32.569595	1,293	0.75	0.35 to 1.25	(2.52)	to	(1.30)
Year Ended 12/31/10	470	0.945056	to	32.998214	1,452	0.76	0.35 to 1.25	10.98	to	12.37
Year Ended 12/31/09	816	0.843984	to	29.365924	1,945	0.51	0.35 to 1.25	35.47	to	37.17
Year Ended 12/31/08	1,069	0.617447	to	21.408736	6,339	1.37	0.35 to 1.25	(39.62)	to	(38.86)
Focused Appreciation
Year Ended 12/31/12	472	$2.086517	to	$23.543734	$1,278	0.30%	0.35% to 1.25%	18.64%	to	20.14%
Year Ended 12/31/11	442	1.758640	to	19.596705	983	0.17	0.35 to 1.25	(7.26)	to	(6.10)
Year Ended 12/31/10	656	1.896360	to	20.869750	1,438	0.00	0.35 to 1.25	7.98	to	9.33
Year Ended 12/31/09	580	1.756290	to	19.088595	1,171	0.00	0.35 to 1.25	40.71	to	42.47
Year Ended 12/31/08	578	1.248176	to	13.397864	802	0.36	0.35 to 1.25	(40.76)	to	(40.01)
Large Cap Core Stock
Year Ended 12/31/12	717	$1.044453	to	$29.198468	$1,515	1.22%	0.35% to 1.25%	10.24%	to	11.63%
Year Ended 12/31/11	700	0.938936	to	26.156583	1,365	1.14	0.35 to 1.25	(2.43)	to	(1.21)
Year Ended 12/31/10	717	0.953769	to	26.477036	1,520	1.20	0.35 to 1.25	11.51	to	12.91
Year Ended 12/31/09	814	0.847680	to	23.449551	1,667	0.83	0.35 to 1.25	27.73	to	29.33
Year Ended 12/31/08	1,044	0.657733	to	18.131181	5,675	2.08	0.35 to 1.25	(39.50)	to	(38.74)
Large Cap Blend
Year Ended 12/31/12	189	$0.852786	to	$9.155103	$183	0.92%	0.35% to 1.25%	13.76%	to	15.20%
Year Ended 12/31/11	230	0.749617	to	7.947227	181	0.63	0.35 to 1.25	(3.50)	to	(2.29)
Year Ended 12/31/10	299	0.776814	to	8.133668	240	0.91	0.35 to 1.25	12.88	to	14.29
Year Ended 12/31/09	222	0.688193	to	7.116544	156	1.13	0.35 to 1.25	25.82	to	27.40
Year Ended 12/31/08	178	0.546962	to	5.585947	98	0.97	0.35 to 1.25	(40.99)	to	(40.25)
Index 500 Stock
Year Ended 12/31/12	1,180	$1.180763	to	$69.136117	$4,972	1.82%	0.35% to 1.25%	14.31%	to	15.76%
Year Ended 12/31/11	1,110	1.023649	to	59.726031	4,548	1.75	0.35 to 1.25	0.69	to	1.95
Year Ended 12/31/10	1,452	1.007582	to	58.583796	6,040	1.97	0.35 to 1.25	13.47	to	14.89
Year Ended 12/31/09	1,527	0.880039	to	50.989051	6,158	1.00	0.35 to 1.25	24.83	to	26.40
Year Ended 12/31/08	2,502	0.698694	to	40.340674	33,261	2.59	0.35 to 1.25	(37.73)	to	(36.94)
Large Company Value
Year Ended 12/31/12	220	$0.870270	to	$9.343226	$214	1.86%	0.35% to 1.25%	15.02%	to	16.47%
Year Ended 12/31/11	248	0.756619	to	8.021755	195	1.70	0.35 to 1.25	0.23	to	1.49
Year Ended 12/31/10	238	0.754864	to	7.904105	185	1.47	0.35 to 1.25	9.58	to	10.95
Year Ended 12/31/09	230	0.688889	to	7.123912	161	2.03	0.35 to 1.25	19.20	to	20.70
Year Ended 12/31/08	181	0.577921	to	5.902173	106	4.33	0.35 to 1.25	(38.02)	to	(37.23)
Domestic Equity
Year Ended 12/31/12	580	$1.303845	to	$15.037814	$834	2.19%	0.35% to 1.25%	12.92%	to	14.35%
Year Ended 12/31/11	623	1.154666	to	13.151218	792	2.01	0.35 to 1.25	(0.34)	to	0.91
Year Ended 12/31/10	819	1.158641	to	13.033112	1,021	2.25	0.35 to 1.25	13.20	to	14.62
Year Ended 12/31/09	1,026	1.023538	to	11.370681	1,114	3.44	0.35 to 1.25	27.92	to	29.52
Year Ended 12/31/08	996	0.800161	to	8.778981	858	2.84	0.35 to 1.25	(39.26)	to	(38.49)
Equity Income
Year Ended 12/31/12	744	$1.732638	to	$19.550985	$1,424	1.69%	0.35% to 1.25%	15.77%	to	17.23%
Year Ended 12/31/11	627	1.496618	to	16.677245	1,116	1.48	0.35 to 1.25	(2.15)	to	(0.92)
Year Ended 12/31/10	522	1.529461	to	16.832155	958	1.80	0.35 to 1.25	13.90	to	15.33
Year Ended 12/31/09	473	1.342833	to	14.595160	762	2.98	0.35 to 1.25	23.04	to	24.58
Year Ended 12/31/08	390	1.091416	to	11.715261	534	0.03	0.35 to 1.25	(36.61)	to	(35.81)
Mid Cap Growth Stock
Year Ended 12/31/12	629	$1.091338	to	$75.402575	$3,944	0.13%	0.35% to 1.25%	10.57%	to	11.97%
Year Ended 12/31/11	634	0.978142	to	67.344023	3,690	0.24	0.35 to 1.25	(7.34)	to	(6.18)
Year Ended 12/31/10	875	1.046214	to	71.778944	5,057	0.27	0.35 to 1.25	22.32	to	23.86
Year Ended 12/31/09	1,109	0.847659	to	57.953082	5,360	0.10	0.35 to 1.25	30.46	to	32.09	(2)
Year Ended 12/31/08	1,708	0.643955	to	43.872392	26,752	0.34	0.35 to 1.25	(40.83)	to	(40.08)
(1)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

F-27

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest(1)
Index 400 Stock
Year Ended 12/31/12	330	$2.312315	to	$29.923387	$921	0.94%	0.35% to 1.25%	16.18%	to	17.64%
Year Ended 12/31/11	301	1.972440	to	25.435391	733	0.80	0.35 to 1.25	(3.14)	to	(1.92)
Year Ended 12/31/10	420	2.018189	to	25.934506	1,056	1.03	0.35 to 1.25	24.73	to	26.29
Year Ended 12/31/09	514	1.603663	to	20.535699	960	0.30	0.35 to 1.25	35.30	to	37.00
Year Ended 12/31/08	1,208	1.174655	to	14.989442	10,985	1.86	0.35 to 1.25	(37.07)	to	(36.28)
Mid Cap Value
Year Ended 12/31/12	311	$1.876997	to	$21.179677	$672	1.56%	0.35% to 1.25%	15.12%	to	16.57%
Year Ended 12/31/11	269	1.630487	to	18.168731	516	1.77	0.35 to 1.25	(1.84)	to	(0.61)
Year Ended 12/31/10	287	1.660995	to	18.279525	547	1.44	0.35 to 1.25	18.44	to	19.93
Year Ended 12/31/09	249	1.402378	to	15.242180	405	1.16	0.35 to 1.25	21.71	to	23.24
Year Ended 12/31/08	254	1.152226	to	12.367958	333	0.00	0.35 to 1.25	(35.88)	to	(35.07)
Small Cap Growth Stock
Year Ended 12/31/12	298	$1.342607	to	$31.582975	$637	0.00%	0.35% to 1.25%	8.12%	to	9.48%
Year Ended 12/31/11	322	1.230655	to	28.847575	661	0.34	0.35 to 1.25	(3.98)	to	(2.78)
Year Ended 12/31/10	379	1.270262	to	29.671998	841	0.73	0.35 to 1.25	24.29	to	25.85
Year Ended 12/31/09	402	1.012887	to	23.577314	841	0.05	0.35 to 1.25	29.55	to	31.17
Year Ended 12/31/08	863	0.774891	to	17.974245	8,753	0.22	0.35 to 1.25	(44.57)	to	(43.87)
Index 600 Stock
Year Ended 12/31/12	172	$1.108809	to	$11.903891	$209	3.36%	0.35% to 1.25%	14.35%	to	15.80%
Year Ended 12/31/11	91	0.969630	to	10.280016	92	0.81	0.35 to 1.25	(0.35)	to	0.90
Year Ended 12/31/10	87	0.973013	to	10.188115	86	2.37	0.35 to 1.25	24.34	to	25.90
Year Ended 12/31/09	143	0.782515	to	8.092006	113	4.76	0.35 to 1.25	23.62	to	25.17
Year Ended 12/31/08	67	0.633010	to	6.464722	43	0.00	0.35 to 1.25	(32.16)	to	(31.30)
Small Cap Value
Year Ended 12/31/12	355	$2.240441	to	$25.839588	$967	0.39%	0.35% to 1.25%	14.88%	to	16.33%
Year Ended 12/31/11	369	1.950281	to	22.212770	881	0.61	0.35 to 1.25	(2.58)	to	(1.36)
Year Ended 12/31/10	452	2.002032	to	22.519799	1,072	1.09	0.35 to 1.25	20.44	to	21.95
Year Ended 12/31/09	456	1.662307	to	18.466637	850	0.84	0.35 to 1.25	26.59	to	28.18
Year Ended 12/31/08	460	1.313119	to	14.406429	702	0.36	0.35 to 1.25	(29.03)	to	(28.13)
International Growth
Year Ended 12/31/12	324	$1.485329	to	$17.130842	$606	1.50%	0.35% to 1.25%	16.52%	to	17.99%
Year Ended 12/31/11	262	1.274777	to	14.519220	498	1.11	0.35 to 1.25	(14.24)	to	(13.17)
Year Ended 12/31/10	372	1.486506	to	16.720938	743	0.93	0.35 to 1.25	14.99	to	16.43
Year Ended 12/31/09	782	1.292776	to	14.361577	1,173	0.66	0.35 to 1.25	21.64	to	23.16
Year Ended 12/31/08	792	1.062818	to	11.660588	986	1.59	0.35 to 1.25	(46.86)	to	(46.19)
Research International Core
Year Ended 12/31/12	612	$0.857448	to	$9.205651	$572	1.76%	0.35% to 1.25%	15.30%	to	16.76%
Year Ended 12/31/11	351	0.743659	to	7.884380	275	1.96	0.35 to 1.25	(11.59)	to	(10.48)
Year Ended 12/31/10	159	0.841136	to	8.807210	137	1.67	0.35 to 1.25	9.68	to	11.05
Year Ended 12/31/09	159	0.766928	to	7.930688	123	1.92	0.35 to 1.25	29.20	to	30.82
Year Ended 12/31/08	82	0.593588	to	6.062070	49	1.88	0.35 to 1.25	(43.25)	to	(42.54)
International Equity
Year Ended 12/31/12	1,748	$1.691434	to	$4.474566	$4,327	2.70%	0.35% to 1.25%	20.00%	to	21.52%
Year Ended 12/31/11	1,686	1.396839	to	3.682261	3,665	2.08	0.35 to 1.25	(11.21)	to	(10.10)
Year Ended 12/31/10	1,630	1.559174	to	4.095847	4,169	2.86	0.35 to 1.25	6.34	to	7.67
Year Ended 12/31/09	1,862	1.453155	to	3.803991	4,928	1.53	0.35 to 1.25	31.46	to	33.11	(2)
Year Ended 12/31/08	9,892	1.095512	to	2.857743	26,797	3.17	0.35 to 1.25	(44.48)	to	(43.78)
Emerging Markets Equity
Year Ended 12/31/12	825	$1.059049	to	$11.369632	$959	0.16%	0.35% to 1.25%	17.35%	to	18.83%
Year Ended 12/31/11	631	0.902488	to	9.567929	624	0.92	0.35 to 1.25	(19.67)	to	(18.66)
Year Ended 12/31/10	612	1.123423	to	11.762676	732	0.94	0.35 to 1.25	22.55	to	24.08
Year Ended 12/31/09	396	0.916732	to	9.479669	391	1.39	0.35 to 1.25	67.63	to	69.73
Year Ended 12/31/08	204	0.546886	to	5.585112	148	3.23	0.35 to 1.25	(55.78)	to	(55.22)

(1)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

F-28

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest(1)
Money Market
Year Ended 12/31/12	1,373	$1.269494	to	$41.497953	$2,483	0.14%	0.35% to 1.25%	(1.10%)	to	0.15%
Year Ended 12/31/11	1,377	1.272116	to	41.437528	2,566	0.14	0.35 to 1.25	(1.10)	to	0.14
Year Ended 12/31/10	1,312	1.274791	to	41.380226	2,834	0.29	0.35 to 1.25	(0.95)	to	0.29
Year Ended 12/31/09	1,646	1.275502	to	41.258586	3,499	0.82	0.35 to 1.25	(0.49)	to	0.76(2)
Year Ended 12/31/08	2,284	1.270343	to	40.947848	5,239	2.61	0.35 to 1.25	1.48	to	2.76
Short-Term Bond
Year Ended 12/31/12	530	$1.124968	to	$12.076410	$646	1.49%	0.35% to 1.25%	0.80%	to	2.07%
Year Ended 12/31/11	1,248	1.116091	to	11.832025	1,403	1.31	0.35 to 1.25	(0.69)	to	0.55
Year Ended 12/31/10	1,311	1.123849	to	11.766917	1,488	6.29	0.35 to 1.25	2.35	to	3.63
Year Ended 12/31/09	366	1.098062	to	11.354253	408	1.89	0.35 to 1.25	5.89	to	7.22
Year Ended 12/31/08	12	1.036955	to	10.589461	12	2.52	0.35 to 1.25	1.44	to	2.71
Select Bond
Year Ended 12/31/12	1,341	$2.138973	to	$204.702189	$4,637	2.94%	0.35% to 1.25%	3.66%	to	4.96%
Year Ended 12/31/11	1,041	2.045015	to	195.021673	4,015	3.26	0.35 to 1.25	5.83	to	7.16
Year Ended 12/31/10	1,068	1.915070	to	181.992325	4,269	3.69	0.35 to 1.25	5.27	to	6.59
Year Ended 12/31/09	1,024	1.803021	to	170.745431	4,547	3.10	0.35 to 1.25	8.01	to	9.37
Year Ended 12/31/08	976	1.654323	to	156.116892	9,913	5.45	0.35 to 1.25	1.97	to	3.26
Long-Term U.S Government Bond
Year Ended 12/31/12	199	$1.665149	to	$17.875038	$402	1.93%	0.35% to 1.25%	2.46%	to	3.75%
Year Ended 12/31/11	179	1.625206	to	17.228764	345	2.01	0.35 to 1.25	27.33	to	28.92
Year Ended 12/31/10	187	1.276411	to	13.364058	283	4.95	0.35 to 1.25	9.25	to	10.62
Year Ended 12/31/09	160	1.168325	to	12.080758	222	0.04	0.35 to 1.25	(8.14)	to	(6.98)
Year Ended 12/31/08	68	1.271820	to	12.987703	122	1.92	0.35 to 1.25	19.26	to	20.76
Inflation Protection Bond
Year Ended 12/31/12	674	$1.369504	to	$14.701699	$1,017	2.45%	0.35% to 1.25%	6.01%	to	7.35%
Year Ended 12/31/11	395	1.291820	to	13.694886	629	0.04	0.35 to 1.25	10.54	to	11.93
Year Ended 12/31/10	336	1.168621	to	12.235594	504	4.14	0.35 to 1.25	4.29	to	5.60
Year Ended 12/31/09	201	1.120557	to	11.586945	315	2.79	0.35 to 1.25	8.62	to	9.98
Year Ended 12/31/08	125	1.031635	to	10.535144	297	5.26	0.35 to 1.25	(2.61)	to	(1.38)
High Yield Bond
Year Ended 12/31/12	417	$2.438069	to	$41.068270	$1,161	6.35%	0.35% to 1.25%	12.47%	to	13.89%
Year Ended 12/31/11	323	2.148291	to	36.059875	871	7.36	0.35 to 1.25	3.30	to	4.59
Year Ended 12/31/10	300	2.061124	to	34.475967	833	7.41	0.35 to 1.25	13.14	to	14.56
Year Ended 12/31/09	328	1.805518	to	30.094875	818	4.38	0.35 to 1.25	43.59	to	45.39
Year Ended 12/31/08	527	1.246182	to	20.699102	2,507	10.22	0.35 to 1.25	(22.33)	to	(21.35)
Multi-Sector Bond
Year Ended 12/31/12	851	$1.462316	to	$15.698283	$1,323	0.44%	0.35% to 1.25%	13.51%	to	14.94%
Year Ended 12/31/11	660	1.288261	to	13.657358	959	5.92	0.35 to 1.25	3.69	to	4.99
Year Ended 12/31/10	405	1.242452	to	13.008698	594	7.28	0.35 to 1.25	11.78	to	13.19
Year Ended 12/31/09	333	1.111473	to	11.493079	441	3.30	0.35 to 1.25	20.56	to	22.08
Year Ended 12/31/08	224	0.921898	to	9.414703	282	9.52	0.35 to 1.25	(8.02)	to	(6.86)
Commodities Return Strategy
Year Ended 12/31/12	37	$7.717102	to	$7.880392	$295	0.00%	0.35% to 1.25%	(3.57%)	to	(2.35%)
Period Ended 12/31/11 (3)	18	8.002839	to	8.070260	152	0.00	0.35 to 1.25	(29.75)	to	(28.75)
Balanced
Year Ended 12/31/12	1,687	$1.531157	to	$153.677764	$13,232	1.19%	0.35% to 1.25%	8.33%	to	9.69%
Year Ended 12/31/11	1,521	1.400766	to	140.096515	12,626	2.76	0.35 to 1.25	0.85	to	2.11
Year Ended 12/31/10	1,956	1.376613	to	137.200077	14,320	2.10	0.35 to 1.25	10.57	to	11.96
Year Ended 12/31/09	2,235	1.233923	to	122.549243	15,683	3.50	0.35 to 1.25	19.93	to	21.43
Year Ended 12/31/08	2,721	1.019693	to	100.918470	28,224	1.46	0.35 to 1.25	(23.69)	to	(22.72)
Asset Allocation
Year Ended 12/31/12	1,200	$1.448020	to	$16.700324	$1,793	0.23%	0.35% to 1.25%	9.63%	to	11.02%
Year Ended 12/31/11	1,218	1.320779	to	15.042893	1,655	2.31	0.35 to 1.25	(1.31)	to	(0.08)
Year Ended 12/31/10	1,158	1.338348	to	15.054442	1,728	2.94	0.35 to 1.25	11.61	to	13.01
Year Ended 12/31/09	1,302	1.199154	to	13.321541	1,738	2.99	0.35 to 1.25	25.51	to	27.09
Year Ended 12/31/08	1,327	0.955398	to	10.482012	1,411	3.21	0.35 to 1.25	(31.00)	to	(30.13)
(1)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.
(3)	Division commenced operations on April 29, 2011.

F-29

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest(1)
Fidelity VIP Mid Cap
Year Ended 12/31/12	432	$2.635062	to	$29.733518	$1,273	0.40%	0.35% to 1.25%	13.13%	to	14.56%
Year Ended 12/31/11	412	2.329143	to	25.953961	1,113	0.02	0.35 to 1.25	(11.96)	to	(10.85)
Year Ended 12/31/10	447	2.645449	to	29.113348	1,351	0.13	0.35 to 1.25	26.98	to	28.57
Year Ended 12/31/09	422	2.083395	to	22.643898	1,007	0.47	0.35 to 1.25	38.02	to	39.75
Year Ended 12/31/08	461	1.509505	to	16.202990	823	0.23	0.35 to 1.25	(40.36)	to	(39.61)
Fidelity VIP Contrafund
Year Ended 12/31/12	945	$1.067369	to	$11.458810	$1,117	1.17%	0.35% to 1.25%	14.69%	to	16.14%
Year Ended 12/31/11	813	0.930627	to	9.866342	918	0.72	0.35 to 1.25	(3.99)	to	(2.78)
Year Ended 12/31/10	963	0.969284	to	10.148873	1,077	1.09	0.35 to 1.25	15.48	to	16.93
Year Ended 12/31/09	766	0.839369	to	8.679754	757	1.33	0.35 to 1.25	33.79	to	35.47
Year Ended 12/31/08	563	0.627398	to	6.407219	457	1.17	0.35 to 1.25	(43.40)	to	(42.69)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/12	253	$0.998110	to	$10.715212	$273	0.28%	0.35% to 1.25%	9.60%	to	10.98%
Year Ended 12/31/11	143	0.910717	to	9.655117	140	0.38	0.35 to 1.25	(4.28)	to	(3.08)
Year Ended 12/31/10	180	0.951436	to	9.961969	173	0.04	0.35 to 1.25	21.33	to	22.85
Year Ended 12/31/09	134	0.784155	to	8.108774	106	2.71	0.35 to 1.25	29.80	to	31.43
Year Ended 12/31/08	91	0.604143	to	6.169811	55	3.41	0.35 to 1.25	(40.20)	to	(39.44)
Russell Multi-Style Equity
Year Ended 12/31/12	302	$1.026015	to	$12.171877	$332	1.30%	0.35% to 1.25%	14.25%	to	15.69%
Year Ended 12/31/11	922	0.898065	to	10.521100	887	0.98	0.35 to 1.25	(2.77)	to	(1.55)
Year Ended 12/31/10	1,302	0.923622	to	10.686543	1,267	0.92	0.35 to 1.25	15.02	to	16.46
Year Ended 12/31/09	1,463	0.803032	to	9.176223	1,233	1.31	0.35 to 1.25	29.77	to	31.40
Year Ended 12/31/08	1,347	0.618811	to	6.983334	871	1.46	0.35 to 1.25	(41.31)	to	(40.56)
Russell Aggressive Equity
Year Ended 12/31/12	32	$1.592979	to	$19.088862	$58	0.93%	0.35% to 1.25%	14.39%	to	15.84%
Year Ended 12/31/11	109	1.380064	to	16.479338	162	0.47	0.35 to 1.25	(5.39)	to	(4.20)
Year Ended 12/31/10	239	1.445652	to	17.202203	364	0.47	0.35 to 1.25	23.33	to	24.88
Year Ended 12/31/09	292	1.161700	to	13.775086	360	0.51	0.35 to 1.25	29.77	to	31.39
Year Ended 12/31/08	312	0.887231	to	10.483725	295	0.86	0.35 to 1.25	(43.63)	to	(42.92)
Russell Non-U.S.
Year Ended 12/31/12	433	$1.223636	to	$15.277391	$578	1.79%	0.35% to 1.25%	18.32%	to	19.81%
Year Ended 12/31/11	682	1.024882	to	12.750860	768	1.69	0.35 to 1.25	(13.96)	to	(12.88)
Year Ended 12/31/10	861	1.180537	to	14.635995	1,130	0.90	0.35 to 1.25	10.04	to	11.42
Year Ended 12/31/09	873	1.063216	to	13.135524	1037	2.87	0.35 to 1.25	24.92	to	26.49
Year Ended 12/31/08	872	0.843523	to	10.384851	840	0.00	0.35 to 1.25	(43.13)	to	(42.41)
Russell Core Bond
Year Ended 12/31/12	754	$1.888622	to	$22.402721	$1,566	2.41%	0.35% to 1.25%	7.02%	to	8.38%
Year Ended 12/31/11	1,105	1.764666	to	20.671320	2,238	3.15	0.35 to 1.25	3.39	to	4.68
Year Ended 12/31/10	1,040	1.706840	to	19.746605	2,032	3.83	0.35 to 1.25	8.66	to	10.02
Year Ended 12/31/09	1,229	1.570866	to	17.945158	2,153	4.79	0.35 to 1.25	14.38	to	15.81
Year Ended 12/31/08	1,128	1.373433	to	15.497865	1,732	3.96	0.35 to 1.25	(4.76)	to	(3.57)
Russell Global Real Estate Securities
Year Ended 12/31/12	439	$3.165381	to	$37.550773	$1,669	4.98%	0.35% to 1.25%	25.97%	to	27.56%
Year Ended 12/31/11	433	2.512877	to	29.438654	1,301	2.24	0.35 to 1.25	(8.20)	to	(7.05)
Year Ended 12/31/10	438	2.737367	to	31.671345	1,458	2.21	0.35 to 1.25	21.40	to	22.92
Year Ended 12/31/09	756	2.254880	to	25.765834	1,890	5.80	0.35 to 1.25	27.34	to	28.94
Year Ended 12/31/08	1,168	1.770725	to	19.982226	10,790	1.90	0.35 to 1.25	(37.48)	to	(36.68)
Russell LifePoints Moderate Strategy
Year Ended 12/31/12	514	$1.183568	to	$12.706153	$622	3.19%	0.35% to 1.25%	9.68%	to	11.07%
Year Ended 12/31/11	346	1.079083	to	11.440046	377	2.52	0.35 to 1.25	(1.12)	to	0.12
Year Ended 12/31/10	313	1.091278	to	11.426097	342	4.34	0.35 to 1.25	11.23	to	12.62
Year Ended 12/31/09	340	0.981117	to	10.145364	334	3.05	0.35 to 1.25	20.93	to	22.45
Year Ended 12/31/08	3	0.811324	to	8.285537	2	1.87	0.35 to 1.25	(20.97)	to	(19.97)

(1)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.

F-30

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

Russell LifePoints Balanced Strategy
Year Ended 12/31/12	860	$1.098181	to	$11.789785	$976	2.36%	0.35% to 1.25%	11.55%	to	12.96%
Year Ended 12/31/11	1,061	0.984507	to	10.437591	1,076	2.08	0.35 to 1.25	(3.60)	to	(2.40)
Year Ended 12/31/10	1,153	1.021321	to	10.693804	1,207	3.84	0.35 to 1.25	12.65	to	14.06
Year Ended 12/31/09	1,019	0.906670	to	9.375663	939	3.22	0.35 to 1.25	23.93	to	25.49
Year Ended 12/31/08	693	0.731582	to	7.471276	515	2.45	0.35 to 1.25	(28.18)	to	(27.27)
Russell LifePoints Growth Strategy
Year Ended 12/31/12	752	$1.006249	to	$10.802768	$779	2.03%	0.35% to 1.25%	12.79%	to	14.22%
Year Ended 12/31/11	651	0.892120	to	9.458077	593	1.86	0.35 to 1.25	(5.91)	to	(4.73)
Year Ended 12/31/10	590	0.948175	to	9.927918	568	2.92	0.35 to 1.25	13.64	to	15.06
Year Ended 12/31/09	593	0.834382	to	8.628185	500	2.42	0.35 to 1.25	26.99	to	28.59
Year Ended 12/31/08	154	0.657020	to	6.709831	102	1.78	0.35 to 1.25	(35.12)	to	(34.30)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/12	505	$0.912766	to	$9.799317	$467	1.74%	0.35% to 1.25%	14.24%	to	15.68%
Year Ended 12/31/11	520	0.799007	to	8.471141	419	1.49	0.35 to 1.25	(7.39)	to	(6.22)
Year Ended 12/31/10	456	0.862730	to	9.033430	395	2.80	0.35 to 1.25	13.67	to	15.09
Year Ended 12/31/09	468	0.759004	to	7.848817	356	0.81	0.35 to 1.25	29.20	to	30.83
Year Ended 12/31/08	116	0.587444	to	5.999321	69	0.57	0.35 to 1.25	(41.49)	to	(40.75)

6.	Subsequent Event

Northwestern Mutual has filed an application with the Securities and Exchange Commission (the “SEC”) seeking approval to substitute an unaffiliated mutual fund for the Commodities Return Strategy Portfolio (the “Commodities Portfolio”) as an investment option under the variable annuity insurance contracts issued by Northwestern Mutual (the “Substitution”). The date for completing the Substitution is subject to SEC approval which has not yet been received. The Commodities Portfolio is expected to dissolve immediately following the date of the Substitution. Northwestern Mutual or its affiliates will bear all expenses incurred in connection with the Substitution.

(1) Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not       annualized for periods less than one year.

F-31

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2012

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of NML Variable Annuity Account C and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Commodities Return Strategy Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division at December 31, 2012, and the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2012 by correspondence with Northwestern Mutual Series Fund, Inc., Neuberger Berman Advisers Management Trust, Fidelity Variable Insurance Products and the Russell Investment Funds, provide a reasonable basis for our opinion.

March 12, 2013

F-32

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

The Northwestern Mutual Life Insurance Company

Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Financial Position

(in millions)

	December 31,
	2012	2011
Assets:
Bonds	$114,524	$103,753
Mortgage loans	24,346	22,804
Policy loans	15,789	15,147
Common and preferred stocks	4,266	7,420
Real estate	1,304	1,632
Other investments	11,356	11,047
Cash and temporary investments	2,393	2,421

Total investments	173,978	164,224

Due and accrued investment income	1,819	1,806
Net deferred tax assets	2,556	2,356
Deferred premium and other assets	2,721	2,603
Separate account assets	21,376	18,697

Total assets	$202,450	$189,686

Liabilities and surplus:
Reserves for policy benefits	$149,599	$140,917
Policyowner dividends payable	5,041	4,976
Interest maintenance reserve	1,224	1,112
Asset valuation reserve	3,216	3,349
Income taxes payable	507	605
Other liabilities	5,311	5,217
Separate account liabilities	21,376	18,697

Total liabilities	186,274	174,873

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	14,426	13,063

Total surplus	16,176	14,813

Total liabilities and surplus	$202,450	$189,686

The Accompanying Notes are an Integral Part of the Financial Statements. F-34

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the year ended December 31,
	2012	2011	2010
Revenue:
Premiums	$15,394	$14,618	$14,252
Net investment income	8,677	8,439	8,306
Other income	550	538	551

Total revenue	24,621	23,595	23,109

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,302	7,074	6,876
Net additions to policy benefit reserves	8,561	7,949	7,950
Net transfers to separate accounts	492	481	382

Total benefits	16,355	15,504	15,208

Commissions and operating expenses	2,609	2,437	2,320

Total benefits and expenses	18,964	17,941	17,528

Gain from operations before dividends and taxes	5,657	5,654	5,581

Policyowner dividends	5,045	4,973	4,861

Gain from operations before taxes	612	681	720

Income tax expense (benefit)	37	6	(224)

Net gain from operations	575	675	944
Net realized capital gains (losses)	208	(30)	(188)

Net income	$783	$645	$756

The Accompanying Notes are an Integral Part of the Financial Statements. F-35

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010

Beginning of year balance	$14,813	$14,385	$12,403

Net income	783	645	756

Change in net unrealized capital gains (losses)	379	(213)	1,278

Change in net deferred tax assets	315	242	(119)

Change in nonadmitted assets and other	(173)	(142)	(407)

Change in asset valuation reserve	133	(99)	(1,407)

Change in reserve valuation basis	(59)	-	131

Surplus note issuance	-	-	1,750

Change in accounting principle	(15)	(5)	-

Net increase in surplus	1,363	428	1,982

End of year balance	$16,176	$14,813	$14,385

The Accompanying Notes are an Integral Part of the Financial Statements. F-36

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the year ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Premiums and other income received	$11,211	$10,529	$10,169
Investment income received	8,901	8,537	8,309
Benefit payments to policyowners and beneficiaries	(7,702)	(7,336)	(7,206)
Net transfers to separate accounts	(474)	(459)	(355)
Commissions, expenses and taxes paid	(3,118)	(2,607)	(1,988)

Net cash provided by operating activities	8,818	8,664	8,929

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	52,715	44,677	37,109
Common and preferred stocks	7,360	8,618	7,301
Mortgage loans	3,581	2,974	3,190
Real estate	785	151	138
Other investments	1,733	1,725	1,453

	66,174	58,145	49,191

Cost of investments acquired:
Bonds	63,083	51,051	42,791
Common and preferred stocks	3,801	7,040	8,970
Mortgage loans	5,129	4,485	3,488
Real estate	192	233	247
Other investments	1,731	2,127	2,350

	73,936	64,936	57,846

Disbursement of policy loans, net of repayments	642	674	755

Net cash applied to investing activities	(8,404)	(7,465)	(9,410)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	-	1,750
Net inflows (outflows) on deposit-type contracts	113	(154)	56
Other cash applied	(555)	(552)	(2,007)

Net cash applied to financing and miscellaneous sources	(442)	(706)	(201)

Net increase (decrease) in cash and temporary investments	(28)	493	(682)
Cash and temporary investments, beginning of year	2,421	1,928	2,610

Cash and temporary investments, end of year	$2,393	$2,421	$1,928

The Accompanying Notes are an Integral Part of the Financial Statements. F-37

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

The Company currently utilizes permitted accounting practices for valuation of its oil and gas investments (see Note 3) and its investment in Frank Russell Company common stock (see Note 11).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

F-38

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set an interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 4.60% to 8.00% for loans outstanding at December 31, 2012. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit

F-39

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

F-40

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $35 million and $30 million at December 31, 2012 and 2011, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $233 million and $219 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for IT equipment and software totaled $67 million, $71 million and $80 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2012, 2011 and 2010.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include currency translation adjustments or foreign-denominated bonds and changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

F-41

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2012 through February 27, 2013, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2012 have occurred that are material to the Company’s financial position at that date or the results of its operations for the periods then ended. On January 23, 2013 the Company announced prospective amendments to its employee defined benefit and employee postretirement benefit plans that will have material effects on its accounting for these plans beginning in 2013. See Note 8 for more information regarding these plan amendments.

Reclassifications

Certain amounts in prior year financial statements balances and footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

F-42

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2012 and 2011, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2012	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,203	$1,393	$(1)	$8,595
States, territories and possessions	677	135	-	812
Special revenue and assessments	24,183	1,375	(10)	25,548
All foreign governments	326	66	-	392
Hybrid securities	450	35	(36)	449
Industrial and miscellaneous	81,685	9,009	(212)	90,482

Total bonds	$114,524	$12,013	$(259)	$126,278

December 31, 2011	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,444	$1,370	$-	$8,814
States, territories and possessions	739	55	(4)	790
Special revenue and assessments	20,489	1,298	(16)	21,771
All foreign governments	353	61	-	414
Hybrid securities	559	22	(81)	500
Industrial and miscellaneous	74,169	6,556	(755)	79,970

Total bonds	$103,753	$9,362	$(856)	$112,259

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” bond category consists primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

F-43

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value of bonds by NAIC rating category at December 31, 2012 and 2011 was as follows:

December 31, 2012	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,203	$-	$-	$-	$-	$-	$7,203
States, territories and possessions	677	-	-	-	-	-	677
Special revenue and assessments	24,080	28	31	44	-	-	24,183
All foreign governments	300	26	-	-	-	-	326
Hybrid securities	144	208	42	56	-	-	450
Industrial and miscellaneous	36,839	34,676	5,015	3,628	1,370	157	81,685

Total bonds	$69,243	$34,938	$5,088	$3,728	$1,370	$157	$114,524

December 31, 2011	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,444	$-	$-	$-	$-	$-	$7,444
States, territories and possessions	719	20	-	-	-	-	739
Special revenue and assessments	20,445	11	33	-	-	-	20,489
All foreign governments	327	26	-	-	-	-	353
Hybrid securities	236	224	86	8	-	5	559
Industrial and miscellaneous	34,351	30,135	4,590	3,301	1,586	206	74,169

Total bonds	$63,522	$30,416	$4,709	$3,309	$1,586	$211	$103,753

Based on statement value, 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., was rated as “investment grade”) by the NAIC at each of December 31, 2012 and 2011.

F-44

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Statement value and fair value of bonds by contractual maturity at December 31, 2012 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)
Due in one year or less	$2,454	$2,510
Due after one year through five years	26,466	28,460
Due after five years through ten years	35,269	39,335
Due after ten years	19,192	23,194

	83,381	93,499
Structured securities	31,143	32,779

Total bonds	$114,524	$126,278

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2012 and 2011, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2012	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$22,738	$23,783	$-	$-	$22,738	$23,783
Other prime	289	304	9	8	298	312
Other below-prime	163	167	41	42	204	209
Commercial mortgage-backed:
Government agencies	414	454	-	-	414	454
Conduit	1,902	2,003	136	97	2,038	2,100
Re-REMIC	514	561	31	32	545	593
Collateralized debt obligations	21	18	19	12	40	30
Other commercial mortgage-backed	61	70	9	8	70	78
Other asset-backed	4,594	5,015	202	205	4,796	5,220

Total structured securities	$30,696	$32,375	$447	$404	$31,143	$32,779

F-45

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

December 31, 2011	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:
Government agencies	$19,398	$20,589	$-	$-	$19,398	$20,589
Other prime	850	876	7	6	857	882
Other below-prime	314	305	70	58	384	363
Commercial mortgage-backed:
Government agencies	605	650	-	-	605	650
Conduit	2,211	2,304	238	141	2,449	2,445
Re-REMIC	343	367	54	51	397	418
Collateralized debt obligations	28	24	21	11	49	35
Other commercial mortgage-backed	67	74	7	7	74	81
Other asset-backed	4,529	4,934	465	497	4,994	5,431

Total structured securities	$28,345	$30,123	$862	$771	$29,207	$30,894

Based on statement value, 99% and 97% of the Company’s structured securities portfolio was rated as investment grade at December 31, 2012 and 2011, respectively.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,092	$372	$1,556	$2,760	$6,780
Office	2,292	416	1,599	3,057	7,364
Retail	2,368	649	2,110	1,892	7,019
Warehouse/Industrial	468	231	493	1,083	2,275
Other	205	143	299	261	908

Total	$7,425	$1,811	$6,057	$9,053	$24,346

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$1,995	$353	$1,456	$2,675	$6,479
Office	2,076	482	1,703	2,327	6,588
Retail	2,190	475	1,690	1,834	6,189
Warehouse/Industrial	464	368	515	1,263	2,610
Other	178	146	389	225	938

Total	$6,903	$1,824	$5,753	$8,324	$22,804

F-46

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The statement value of mortgage loans by contractual maturity at December 31, 2012 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
(in millions)
Due in one year or less	$1,606
Due after one year through two years	1,262
Due after two years through five years	6,304
Due after five years through eight years	6,134
Due after eight years	9,040

$24,346

The maximum and minimum interest rates for mortgage loans originated during 2012 were 6.00% and 3.50%, respectively, while these rates during 2011 were 8.50% and 3.83%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2012 and 2011 was 60% and 59%, respectively, with a maximum of 100% for any single loan during each of 2012 and 2011. Mortgage loans that were refinanced at market rates to existing borrowers represented $1.1 billion and $0.8 billion of new loan originations for the years ended December 31, 2012 and 2011, respectively. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2012 and 2011, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 57% and 59%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2012 and 2011 was as follows:

December 31, 2012	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,476	$4,485	$562	$257	$6,780
Office	2,175	4,513	626	50	7,364
Retail	1,607	4,876	497	39	7,019
Warehouse/Industrial	464	1,017	728	66	2,275
Other	127	635	74	72	908

Total	$5,849	$15,526	$2,487	$484	$24,346

December 31, 2011	< 50%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,478	$3,869	$1,022	$110	$6,479
Office	2,096	3,256	1,048	188	6,588
Retail	1,436	3,743	950	60	6,189
Warehouse/Industrial	490	997	937	186	2,610
Other	169	537	184	48	938

Total	$5,669	$12,402	$4,141	$592	$22,804

F-47

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was$104 million and $242 million at December 31, 2012 and 2011, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $9 million, $0 and $2 million of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had $68 million and $34 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowances at either December 31, 2012 or 2011.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with$3.6 billion and $6.6 billion of common stock included in the consolidated statements of financial position at December 31, 2012 and 2011, respectively. The statutory basis of accounting permits fair value for common stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for publicly-traded common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) or internally-developed pricing

F-48

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. Common and preferred stocks as reported in the consolidated statements of financial position do not include $7 million and $8 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. See Note 11 regarding the Company’s investment in Frank Russell Company common stock and Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2012 and 2011, the consolidated statements of financial position included $657 million and $785 million, respectively, of preferred stocks. The statutory basis of accounting permits fair value for preferred stocks to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally-developed pricing models. The fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income (for multi-family residential properties) or the present value of estimated future cash flow (for other commercial properties).

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2012 and 2011 was as follows:

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$182	$28	$35	$235	$480
Office	67	358	145	22	592
Warehouse/Industrial	11	-	-	164	175
Other	52	-	5	-	57

Total	$312	$386	$185	$421	$1,304

December 31, 2011	East	Midwest	South	West	Total
	(in millions)
Apartment	$218	$73	$9	$240	$540
Office	82	412	147	172	813
Warehouse/Industrial	11	-	48	164	223
Other	51	-	5	-	56

Total	$362	$485	$209	$576	$1,632

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $247 million and $255 million at December 31, 2012 and 2011, respectively.

F-49

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2012 and 2011 was as follows:

	December 31,
	2012	2011
	(in millions)
Securities partnerships and LLCs	$4,362	$4,273
Bonds	2,129	1,123
Real estate JVs, partnerships and LLCs	1,876	1,780
Real estate	905	1,043
Common and preferred stocks	604	996
Low income housing tax credit properties	412	405
Leveraged leases	276	276
Cash and temporary investments	168	735
Derivative instruments	106	156
Oil and gas investments	34	44
Other assets, net	484	216

Total	$11,356	$11,047

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was$5.9 billion at each of December 31, 2012 and 2011. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position does not include $79 million and $55 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2012 and 2011, respectively. For securities partnerships and LLCs, bonds, common and preferred stocks, cash and temporary investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization.

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 for more information regarding the Company’s use of derivatives.

F-50

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Net Investment Income

The sources of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$5,398	$5,382	$5,366
Mortgage loans	1,453	1,336	1,317
Policy loans	1,056	1,068	1,017
Common and preferred stocks	226	246	227
Real estate	195	235	210
Derivative instruments	29	26	24
Other investments	653	545	571
Amortization of IMR	189	119	37

Gross investment income	9,199	8,957	8,769
Less: investment expenses	522	518	463

Net investment income	$8,677	$8,439	$8,306

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012			For the year ended December 31, 2011			For the year ended December 31, 2010
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$786	$(397)	$389	$988	$(277)	$711	$766	$(711)	$55
Common and preferred stocks	756	(361)	395	884	(514)	370	581	(285)	296
Mortgage loans	-	(9)	(9)	2	(1)	1	-	(32)	(32)
Real estate	375	(69)	306	66	(4)	62	54	(9)	45
Other investments	237	(315)	(78)	318	(595)	(277)	413	(535)	(122)

Subtotal	$2,154	$(1,151)	1,003	$2,258	$(1,391)	867	$1,814	$(1,572)	242

Less: IMR gains (before taxes)			463			645			396
Less: Capital gains tax			332			252			34

Net realized capital gains (losses)			$208			$(30)			$(188)

F-51

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $41 billion, $34 billion and $24 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value has been less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on appraisal of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

F-52

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(36)	$(37)	$(259)
Financial services	(42)	(38)	(65)
Consumer discretionary	(26)	(23)	(39)
Industrials	(35)	(7)	(24)
Energy	(30)	(22)	(4)
Other	(30)	(13)	(1)

Subtotal	(199)	(140)	(392)
Other investments:
Real estate and RE funds	(59)	(49)	(67)
Mortgage loans	(9)	-	(32)
Securities partnerships	-	-	(5)
Energy and transportation	-	(30)	-

Subtotal	(68)	(79)	(104)

Total	$(267)	$(219)	$(496)

In addition to the realized capital losses above, $42 million, $30 million and $23 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2012, 2011 and 2010, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2012, 2011 and 2010, including the circumstances of the adjustment, were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Intent to sell	$-	$-	$(45)

Present value of cash flows expected to be collected is less than amortized cost basis	(36)	(37)	(214)

	$(36)	$(37)	$(259)

At December 31, 2012, the Company continued to hold structured securities with aggregate statement values and fair values of $103 million and $108 million, respectively, for which other-than-temporary valuation adjustments totaling$243 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

F-53

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the years ended December 31,
	2012	2011	2010
	(in millions)
Bonds	$165	$(89)	$(16)
Common and preferred stocks	10	(550)	1,286
Other investments	279	248	359

	454	(391)	1,629
Change in deferred taxes	(75)	178	(351)

Change in net unrealized capital gains (losses)	$379	$(213)	$1,278

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other investments. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2012, 2011 and 2010 included $(323) million, $(204) million and $(265) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had declined and remained below cost at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$5,388	$5,296	$(92)	$1,513	$1,198	$(315)
Common and preferred stocks	326	303	(23)	380	315	(65)

Total	$5,714	$5,599	$(115)	$1,893	$1,513	$(380)

F-54

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$8,701	$8,198	$(503)	$3,134	$2,501	$(633)
Common and preferred stocks	2,034	1,786	(248)	408	303	(105)

Total	$10,735	$9,984	$(751)	$3,542	$2,804	$(738)

During 2012, the aggregate amount by which the fair value of bonds summarized above was below cost decreased, due primarily to a reduction in risk-free market interest rates and narrowing of market credit spreads. The vast majority of these bonds are current on contractual interest and principal payments and are otherwise performing according to their contractual terms at December 31, 2012. The decrease in the aggregate amount by which the fair value of common and preferred stocks was below cost was due primarily to market appreciation during 2012. Based on the results of the impairment review process described above, management considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2012 and 2011, the statement value of structured securities in an unrealized capital loss position for greater than 12 months were $219 million and $369 million, respectively, while structured securities in an unrealized capital loss position for less than 12 months were $10 million and $23 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2012 and 2011, the aggregate statement value of loaned securities was$0.8 billion and $1.2 billion, respectively, while the aggregate fair value of these loaned securities was$0.8 billion and $1.3 billion, respectively. All of the securities on loan at December 31, 2012 and 2011 were bonds.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2012 and 2011, securities lending collateral held by the Company was$0.8 billion and $1.3 billion, respectively, which is reported at amortized cost as described below. The offsetting liability of $0.8 billion and $1.3 billion, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2012 and 2011, respectively.

F-55

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following table summarizes the terms of securities lending arrangements outstanding at December 31, 2012 and 2011.

	December 31,
	2012	2011
	(in millions)
Open terms	$816	$917
30 days or less	-	80
31-60 days	-	334

Total	$816	$1,331

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2012 and 2011 were as follows:

	December 31,
	2012		2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
30 days or less	$286	$286	$666	$666
31-60 days	18	18	2	2
61-90 days	60	60	67	67
91-120 days	14	14	115	115
121-180 days	110	110	61	61
181-365 days	4	4	126	127
1-2 years	244	246	176	175
2-3 years	25	25	107	102
Greater than 3 years	56	56	6	6

Total	$817	$819	$1,326	$1,321

At December 31, 2012, the consolidated statements of financial position included $365 million in bonds and $452 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2011, the consolidated statements of financial position included $848 million in bonds and $478 million in cash and temporary investments related to these collateral assets.

There were no securities on loan within the separate accounts at either December 31, 2012 or 2011.

F-56

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internally-developed pricing models.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. At December 31, 2012 and 2011, the Company held $164 million and $243 million, respectively, of collateral under these agreements. The collateral is reported as cash and temporary investments in the consolidated statements of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral reported as other liabilities.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

F-57

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2012, 2011 and 2010, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. Foreign exchange gains or losses on these contracts are reported as an adjustment to the cost basis of the hedged foreign investment.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to five years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to thirteen years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

F-58

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency futures are used to mitigate the foreign exchange risk of investments in portfolios of foreign securities. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency at a specified rate on a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $9 million during 2012 and 2011, respectively.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was$3 million and $7 million during 2012 and 2011, respectively.

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$4 million and $(1) million during 2012 and 2011, respectively.

F-59

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $17 million during 2012 and 2011, respectively.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was$0 and $(18) million during 2012 and 2011, respectively.

F-60

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
			(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$10	$-	$137	$-
Interest rate swaps	52	-	-	14	-
Foreign exchange contracts:
Foreign currency swaps	999	20	(100)	22	(61)
Foreign currency covers	-	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,441	67	-	67	-
Fixed income futures	811	5	-	5	-
Foreign exchange contracts:
Foreign currency forwards	871	1	(20)	1	(20)
Foreign currency futures	3	-	-	-	-
Equity contracts:
Equity total return swaps	101	-	(1)	-	(1)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	138	-	(2)	-	(2)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	167	3	-	3	-

Income Generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$106	$(123)	$249	$(84)

	December 31, 2011
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
			(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$1,025	$11	$-	$142	$-
Interest rate swaps	52	-	-	15	-
Foreign exchange contracts:
Foreign currency swaps	937	23	(79)	40	(41)
Foreign currency covers	11	-	-	-	-

F-61

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,354	81	-	81	-
Fixed income futures	2,880	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	1,496	38	(7)	38	(7)
Equity contracts:
Equity total return swaps	20	-	-	-	-
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	201	1	(3)	1	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	150	-	-	8	-
Fixed income futures	32	-	-	-	-
Equity contracts:
Equity total return swaps	182	2	-	2	-
Equity index futures	-	-	-	-	-

Income Generation:
Equity contracts:
Written equity call options (covered)	3	-	-	-	-

Total derivatives		$156	$(89)	$327	$(51)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Prior to 2012, the Company offset the statement values for derivatives executed with the same counterparty under the same master netting agreement. As of December 31, 2012, the Company began reporting statement value on a gross basis (i.e., as other investments and other liabilities) in the consolidated statements of financial position. Derivative investments reported as other investments and other liabilities at December 31, 2011 include a $41 million reclassification to conform with the new gross basis of reporting.

F-62

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31, 2012
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	7	4

Equity contracts:
Equity total return swaps	2	33	-

Income Generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$(52)	$(83)	$29

F-63

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2011
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	51	(28)	-
Foreign currency covers	-	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(35)	-	(7)
Fixed income futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity index futures	2	(10)	-
Credit contracts:
Purchased credit default swaps	2	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	4	8	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity index futures	-	2	-

Income Generation:
Equity contracts:

Written equity call options (covered)	15	(1)	-

Total derivatives	$(21)	$(189)	$26

F-64

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	For the year ended December 31, 2010
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$27
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	(21)	-	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	7	-	(6)
Fixed income futures	36	(31)	-
Foreign exchange contracts:
Foreign currency forwards	(8)	(12)	-
Equity contracts:
Equity total return swaps	(7)	(26)	-
Equity index futures	(2)	(23)	-
Credit contracts:
Purchased credit default swaps	3	-	(3)

Investment Replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	(3)	3	-
Equity contracts:
Equity total return swaps	25	4	(1)
Equity index futures	-	(2)	-

Income Generation:
Equity contracts:
Written equity call options (covered)	(15)	-	-

Total derivatives	$15	$(87)	$24

F-65

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Life insurance reserves	$133,545	$125,983
Annuity reserves	5,572	5,262
Disability and long-term care unpaid claims and claim reserves	4,422	4,254
Disability and long-term care active life reserves	3,538	3,009
Deposit funds	2,522	2,409

Total reserves for policy benefits	$149,599	$140,917

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2012, the Company had $1.4 trillion of total life insurance in force, including$9.0 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality components of the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued during 2006 and 2005. This change in reserve valuation basis resulted in a $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2010.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

F-66

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. This testing resulted in an additional increase in certain life insurance reserves of $1 million, $1 million and $0 for the years ended December 31, 2012, 2011 and 2010, respectively. These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2012 and 2011, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$839	$914	$-	$-	$839	$914
- at book value less surrender charge of 5% or more	577	575	-	-	577	575
- at fair value	-	-	12,548	10,808	12,548	10,808
- at book value without adjustment	4,123	3,873	-	-	4,123	3,873
Not subject to discretionary withdrawal	2,555	2,309	3,771	3,286	6,326	5,595

Total annuity reserves and deposit liabilities	$8,094	$7,671	$16,319	$14,094	$24,413	$21,765

Asset adequacy testing resulted in an additional increase in annuity reserves of $13 million, $33 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively.

F-67

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

These reserve increases were reported as an increase in reserves in the consolidated statements of operations.

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 4.00% to 4.50%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.4 billion and $4.3 billion at December 31, 2012 and 2011, respectively. Changes in these reserves for the years ended December 31, 2012 and 2011 were as follows:

	For the year ended December 31,
	2012	2011
	(in millions)
Balance at January 1	$4,254	$4,098
Incurred related to:
Current year	647	590
Prior years	76	93

Total incurred	723	683

Paid related to:
Current year	(22)	(20)
Prior years	(533)	(507)

Total paid	(555)	(527)

Balance at December 31	$4,422	$4,254

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.00% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued from March 2002 through September 2010, minimum reserves are based on valuation interest rates of 4.00% or 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For policies issued after September

F-68

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

2010, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and assumptions regarding interest rates and claim costs were adjusted to reflect current expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that is reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in an additional increase in long-term care reserves of $165 million for the year ended December 31, 2012. The reserve increase was reported as an increase in reserves in the consolidated statements of operations. There were no additions to long-term care reserves related to asset adequacy testing for either of the years ended December 31, 2011 or 2010.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment, through a payment plan consisting of a series of scheduled payments or by deposit of the proceeds (if$20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). If the beneficiary does not affirmatively choose either the second or third option above, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chooses a Northwestern Access Fund account, the beneficiary receives negotiable drafts that they can use to access the balance in this account at their discretion. The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was$0.8 billion and $0.9 billion at December 31, 2012 and 2011, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2012 and 0.01% to 3.50% during 2011. The Company does not charge beneficiaries any fee to establish or maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statements of financial position.

F-69

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Deferred and uncollected premiums at December 31, 2012 and 2011 were as follows:

	December 31, 2012		December 31, 2011
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$221	$84	$212	$82
Ordinary renewal	2,112	1,727	2,026	1,666

Total deferred and uncollected premiums	$2,333	$1,811	$2,238	$1,748

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2012 and 2011 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2012	2011	2012	2011	2012	2011
	(in millions)
Subject to discretionary withdrawal	$4,969	$4,488	$12,548	$10,808	$17,517	$15,296
Not subject to discretionary withdrawal	—	—	3,771	3,286	3,771	3,286

Total separate account reserves	$4,969	$4,488	$16,319	$14,094	21,288	18,582

Non-policy liabilities					88	115

Total separate account liabilities					$21,376	$18,697

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2012 and 2011 was$62 million and $188 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $20 million and $19 million attributable to GMDB at December 31, 2012 and 2011, respectively.

F-70

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.8 billion, $1.8 billion and $1.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statements of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010.

	For the year ended December 31,
	2012	2011	2010
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,982	$1,909	$1,819
Transfers from separate accounts	(1,490)	(1,428)	(1,437)

Net transfers to separate accounts	$492	$481	$382

F-71

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $130 million and $145 million to the qualified employee retirement plan during the years ended December 31, 2012 and 2011, respectively.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees may pay premiums to offset a portion of the cost of the health plan.

Aggregate plan assets and projected benefit obligations of the defined benefit pension plans and postretirement benefit plans at December 31, 2012 and 2011, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets at January 1	$3,084	$2,992	$67	$73
Changes in plan assets:
Actual return on plan assets	411	20	9	-
Company contributions	130	145	-	-
Actual plan benefits paid	(80)	(73)	(6)	(6)

Fair value of plan assets at December 31	$3,545	$3,084	$70	$67

Projected benefit obligation at January 1	$3,720	$2,878	$498	$415
Changes in benefit obligation:
Service cost of benefits earned	131	100	38	26
Interest cost on projected obligations	166	164	21	23
Projected gross plan benefits paid	(97)	(89)	(24)	(23)
Projected Medicare Part D reimbursement	-	-	2	2
Experience losses	375	667	2	55

Projected benefit obligation at December 31	$4,295	$3,720	$537	$498

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

F-72

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one issuer not to exceed 1% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2012 and 2011 were as follows:

	2012		2011
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Bonds	34%	33%	34%	35%
Equity securities	65%	60%	65%	63%
Other investments	1%	7%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2012 and 2011, other investments are comprised of cash and temporary investments.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases for active employees. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was$3.7 billion and $3.2 billion at December 31, 2012 and 2011, respectively.

The PBO and ABO amounts above represent the estimated future benefit obligations due to vested participants only, as required by the statutory basis of accounting as of December 31, 2012. The estimated present value of additional future obligations for participants that have not yet vested in the defined benefit plans and the postretirement benefit plans at December 31, 2012 and 2011 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
PBO	$ 73	$ 87	$ 301	$ 302
ABO	61	60	-	-

F-73

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The assumptions used in estimating the projected benefit obligations at December 31, 2012, 2011 and 2010 and the net benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
Projected benefit obligation:
Discount rate	4.00%	4.50%	5.75%	4.00%	4.50%	5.75%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Net periodic benefit cost:
Discount rate	4.50%	5.75%	6.25%	4.50%	5.75%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	7.50%	7.50%	8.00%	7.50%	7.50%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan investments among asset classes, with expected returns by asset class based on several factors including economic projections, third-party research, long-term historical returns and correlations among asset classes. The Company currently anticipates that a long-term rate of return assumption of 6.75% will be used in the calculation of net periodic benefit cost beginning in 2013.

The PBO for postretirement benefits at December 31, 2012 assumed an annual increase in future retiree medical costs of 7.0%, grading down to 5.0% over four years and remaining level thereafter. At December 31, 2011, the comparable assumption was for an annual increase in future retiree medical costs of 7.5% grading down to 5.0% over five years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2012 by $63 million and net periodic postretirement benefit expense for the year ended December 31, 2012 by $8 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2012 and net periodic postretirement benefit expense for the year ended December 31, 2012 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Absent any prospective changes to benefits under the plan, the potential future impact on the Company’s PBO for postretirement medical benefit of this new excise tax is estimated to be an increase of $47 million. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the expectation of this tax benefit. As a result, the related deferred tax assets of $11 million were eliminated as a direct reduction of surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

F-74

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2012 and 2011:

	Defined Benefit Plans		Postretirement Benefit Plans
	2012	2011	2012	2011
	(in millions)
Fair value of plan assets	$3,545	$3,084	$70	$67
Projected benefit obligation	4,295	3,720	537	498

Funded status	(750)	(636)	(467)	(431)

Unrecognized net experience losses	1,620	1,509	180	188
Unrecognized prior service cost	1	1	(4)	(4)
Unrecognized initial net asset	(475)	(515)	-	-
Additional minimum liability	(73)	(37)	-	-
Nonadmitted asset	(920)	(851)	-	-

Financial statement liability	$ (597)	$ (529)	$ (291)	$ (247)

The projected benefit obligation for defined benefit plans shown above included $685 million and $584 million related to nonqualified, unfunded plans at December 31, 2012 and 2011, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 98% of the projected benefit obligations of these qualified plans at each of December 31, 2012 and 2011.

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in projected benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans. Unrecognized net experience losses primarily reflect the impact of reductions in the PBO discount rate, including a total of $1.2 billion of net experience losses related to reductions in the discount rate from 5.75% at December 31, 2010 to 4.00% at December 31, 2012.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. The Company has elected not to record a direct increase to surplus for this excess, electing instead to amortize this unrecognized initial net asset on a discretionary basis as a reduction of net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or related financial statement liabilities. This additional liability was$73 million, $37 million and $14 million at December 31, 2012, 2011 and 2010, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

F-75

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position.

The components of net periodic benefit cost for the years ended December 31, 2012, 2011 and 2010 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2012	2011	2010	2012	2011	2010
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$131	$100	$84	$38	$26	$26
Interest cost on projected obligations	166	164	154	21	23	21
Amortization of experience gains and losses	88	28	33	6	4	3
Amortization of initial net asset	(40)	-	(2)	-	-	-
Expected return on plan assets	(230)	(222)	(192)	(5)	(5)	(5)

Net periodic benefit cost	$115	$70	$77	$60	$48	$45

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2013 through 2022 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2013	$ 113	$ 23
2014	124	26
2015	137	29
2016	152	32
2017	168	35
2018-2022	1,147	233

Total	$ 1,841	$ 378

Effective January 1, 2013, the Company will adopt Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new statutory accounting standards will require that estimates of PBO and ABO include future benefit obligations due to non-vested participants. They will also require that the Company’s surplus as reported in the consolidated statements of financial position fully reflect any net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. Based on the funded status of the plans at December 31, 2012, the Company estimates that the new standards will reduce surplus by approximately $742 million once fully implemented. The new standards permit the Company an election to recognize this surplus reduction over a period of up to ten years, an election that the Company expects to make. The decrease in surplus during 2013 is estimated to be approximately $124 million, with additional annual reductions in surplus ranging from $94 million to $55 million during 2014-2022.

F-76

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

On January 23, 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits to be provided to employees for service beginning on January 1, 2014. These changes include an amendment of the benefit formula for the qualified employee defined benefit pension plan (and a related nonqualified employee defined benefit pension plan) to a hybrid cash balance formula. The accrued benefits for each participant under the current final average pay formula as of December 31, 2013 will be frozen and available to participants upon retirement. In addition, eligible participants will receive cash-balance credits to an account using the new formula beginning in 2014 based on age and years of service, as well as annual investment-related credits based on market interest rates and subject to a guaranteed minimum crediting rate. In addition, a second nonqualified employee defined benefit pension plan will be terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. The aggregate impact of these changes on the PBO for defined benefit plans as of January 31, 2013 is estimated to be approximately $355 million, which will be recorded as a direct increase in surplus during 2013. The Company does not expect to make a contribution to the defined benefit pension plan during 2013.

These Board-approved amendments also include an amendment of benefits provided to most participants of the employee postretirement medical plan that will limit the Company’s exposure to the annual medical inflation rate for benefits to 3%. Any annual increase in medical costs in excess of 3% will be passed on to these participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan will not impact any current plan participant age 65 or older on January 1, 2014. The impact of this amendment on the PBO for postretirement benefit plans as of January 31, 2013 is estimated to be approximately $150 million, which will be recorded as a direct increase in surplus during 2013.

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2012, 2011 and 2010, the Company expensed total contributions to these plans of $33 million, $32 million and $31 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2012 and 2011 was reported net of ceded reserves of $1.6 billion.

F-77

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2012, 2011 and 2010 were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Direct premium revenue	$16,258	$15,457	$14,984
Premiums ceded	(864)	(839)	(732)

Net premium revenue	$15,394	$14,618	$14,252

Direct benefit expense	$16,958	$15,999	$15,583
Benefits ceded	(603)	(495)	(375)

Net benefit expense	$16,355	$15,504	$15,208

In addition, the Company received $166 million, $169 million and $146 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2012 and 2011 that were considered by management to be uncollectible.

During 2010, the Company exercised its option to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The effect on the Company’s financial statements from these recapture transactions was to increase investments by $67 million and policy benefit reserves by $100 million at December 31, 2010, with a related decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual Capital, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	NM GP Holdings, LLC
NM Pebble Valley, LLC	NM Investment Holdings, Inc.
Northwestern Mutual Real Estate Investments, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual MU TLD Registry, LLC

F-78

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,
	2012	2011	2010
	(in millions)
Tax payable on ordinary income	$162	$99	$(33)
Tax credits	(116)	(116)	(185)
Increase (decrease) in contingent tax liabilities	(9)	23	(6)

Total current tax expense (benefit)	$37	$6	$(224)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $171 million, $226 million and $139 million was included in net IMR deferrals for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $332 million, $252 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 14%, 15% and 8% for the years ended December 31, 2012, 2011 and 2010, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in deferred tax assets related to nonadmitted assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds for prior year losses under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and changes in contingent tax liabilities for permanent items upon subsequent filing of tax returns.

F-79

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The Company made payments to the IRS for federal income taxes of $840 million, $460 million and $253 million during the years ended December 31, 2012, 2011 and 2010, respectively. Total federal income taxes paid (including refunds or overpayments applied) for tax years 2012, 2011 and 2010 of $993 million, $615 million and $298 million, respectively, are available as of December 31, 2012 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes recoverable or payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”), at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(in millions)
Balance at beginning of year	$436	$412
Change in accounting principle	7	-
Additions for tax positions of prior years	7	24
Reductions for tax positions of prior years	(16)	-

Balance at end of year	$434	$436

Included in contingent tax liabilities at December 31, 2012 and 2011 were $392 million and $394 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2012 balance are $12 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50 percent likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50 percent or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50 percent of the total tax contingency, the total amount is established as a liability. Except for changes in accounting principle, changes in contingent tax liabilities are included in tax expense (benefit) in the year that such determination is made by management.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2012, 2011 and 2010, the Company recognized $(16) million, $16 million and $(28) million, respectively, in such interest-related tax expense (benefit). Contingent tax liabilities included $29 million and $43 million for the payment of interest at December 31, 2012 and 2011, respectively.

F-80

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus. The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$ 1,094	$ 1,050	$ 44
Investments	404	371	33
Policy benefit liabilities	1,947	1,867	80
Benefit plan obligations	598	547	51
Guaranty fund assessments	11	11	-
Other	95	93	2

Gross deferred tax assets	4,149	3,939	210

Nonadmitted deferred tax assets	(78)	(38)	(40)

Gross admitted deferred tax assets	4,071	3,901	170

Deferred tax liabilities:
Investments	780	824	(44)
Other	735	721	14

Gross deferred tax liabilities	1,515	1,545	(30)

Net deferred tax assets	$2,556	$2,356	$200

F-81

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2012 and 2011 included $3.7 billion and $3.8 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.2 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2012 and 2011 included $0.7 billion and $0.9 billion, respectively, related to temporary differences that were ordinary in nature and $0.8 billion and $0.6 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2012 and 2011. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2012 or 2011.

During 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”), initially effective for the years ended December 31, 2009 and 2010. During 2010, the NAIC extended the required use of SSAP 10R through December 31, 2011. SSAP 10R changed the calculation of the limit for gross deferred tax assets that can be admitted to surplus compared to previous guidance. SSAP 10R extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. At December 31, 2011, the Company exceeded the minimum RBC level required to use the new calculation under SSAP 10R.

If the Company had not qualified to use the new calculation, its gross deferred tax assets would have exceeded the previous limitation by $457 million at December 31, 2011, which would have reduced surplus in the consolidated statements of financial position at that date. Of this amount, $457 million was ordinary in nature.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2012 and expects to exceed this minimum during 2013. SSAP 101 also changed the recognition and measurement criteria for contingent tax liabilities. The adoption of SSAP 101 was reported as a change in accounting principle that resulted in a direct reduction in surplus of $15 million in the consolidated statements of changes in surplus for the year ended December 31, 2012. The adoption of SSAP 101 did not have a material impact on results of operations for the year ended December 31, 2012 compared to the years ended December 31, 2011 and 2010.

F-82

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Significant components of the calculation of net deferred tax assets at December 31, 2012 and 2011 were as follows (in millions):

	December 31, 2012			December 31, 2011			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,745	$404	$4,149	$3,765	$174	$ ,939	$(20)	$230	$210
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,745	404	4,149	3,765	174	3,939	(20)	230	210
Deferred tax assets nonadmitted	78	-	78	11	27	38	67	(27)	40

Subtotal net admitted deferred tax asset	3,667	404	4,071	3,754	147	3,901	(87)	257	170
Deferred tax liabilities	735	780	1,515	925	620	1,545	(190)	160	(30)

Net admitted deferred tax asset/liability	$2,932	$(376)	$2,556	$2,829	$(473)	$2,356	$103	$97	$200

	December 31, 2012			December 31, 2011			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$1,933	$235	$2,168	$1,062	$60	$1,122	$871	$175	$1,046
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	737	-	737	1,539	-	1,539	(802)	-	(802)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities	997	169	1,166	1,154	86	1,240	(157)	83	(74)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,667	$404	$4,071	$3,755	$146	$3,901	$(88)	$258	$170

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$737			$1,539			$(802)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,032			$1,846			$186

Ratio percentage used to determine recovery period and threshold limitation amount			1022%			874%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$13,546			$12,309

F-83

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

11.	Frank Russell Company

The Company is the majority shareholder in Frank Russell Company (“Russell”), which provides investment products and services through 24 offices worldwide. At December 31, 2012 and 2011, the Company owned 92.6% and 93.4%, respectively, of the outstanding common stock of Russell, which was reported at$402 million and $418 million, respectively, in the consolidated statements of financial position.

The Company’s investment in Russell common stock is valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the Company’s statutory equity method valuation of its investment in Russell would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $785 million and $772 million at December 31, 2012 and 2011, respectively, and net income as reported in the consolidated statements of operations would have been lower by $12 million, $13 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company estimates the fair value of its Russell common stock ownership to be $1.5 billion and $1.4 billion at December 31, 2012 and 2011, respectively.

The Company’s share of Russell’s operating results are accounted for under the statutory equity method, whereby the Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains and losses. If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. The Company received common stock dividends from Russell in the amount of $23 million during each of the years ended December 31, 2012, 2011 and 2010, of which $2 million, $8 million and $23 million, respectively, was reported as net investment income in the consolidated statements of operations.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million in dividends on Russell senior preferred stock for each of the years ended December 31, 2012, 2011 and 2010.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock, including detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. Of this amount, $44 million of junior preferred stock remained outstanding at each of December 31, 2012 and 2011. The Company earned $4 million, $4 million and $32 million in dividends on Russell junior preferred stock for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which was reported as an unrealized capital gain in the consolidated statements of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed-income notes, junior preferred stock and warrants issued to the Company by Russell.

F-84

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

During 2011, the Company entered into an agreement to purchase up to $50 million of fixed-income notes issued by Russell. At December 31, 2012 and 2011, $0 and $25 million, respectively, of fixed-income notes were outstanding and included in bonds in the consolidated statements of financial position. The notes bear interest at 4.79% and were fully repaid during 2012. The remaining unfunded commitment of $25 million was extended during 2012 and will expire on December 15, 2013.

During 2011, Russell entered into a revolving line of credit for up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. During 2012, this revolving line of credit was extended to December 1, 2013. The Company recorded revenue of $2.4 million and $1.7 million from Russell related to the guarantee of this credit facility during the years ended December 31, 2012 and 2011, respectively, which was included in net investment income in the consolidated statements of operations. Russell’s borrowings under these facilities were $170 million and $163 million at December 31, 2012 and 2011, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
	(in millions)
Common stock	$402	$418
Fixed income notes	—	25
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$796	$837

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-three years at December 31, 2012.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R was reported as a change in accounting principle and resulted in a $5 million direct reduction of surplus in the consolidated statements of

F-85

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

changes in surplus for the year ended December 31, 2011. Prior to the adoption of SSAP 5R, the recognition of a financial statement liability was only required in circumstances where it was considered likely that performance under the guarantee would be required.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2012 and 2011, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

	December 31, 2012		December 31, 2011
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)
Guarantees of future minimum compensation - financial representatives	$206	$3	$133	$2

Guarantees of operating leases - financial representatives	381	4	305	3

Guarantees of obligations of affiliates	175	—	168	1

Guarantees issued on behalf of wholly-owned subsidiaries	8	—	8	—

Total contingencies and guarantees	$770	$7	$614	$6

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These commitments aggregated to $3.5 billion at December 31, 2012 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2012 and 2011. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2012.

F-86

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

13.	Related Party Transactions

During 2011, the Company made capital contributions to unconsolidated subsidiaries through the transfer of certain investments from its general account. The aggregate statement value and fair value of investments transferred was$161 million and $205 million, respectively. These transactions were accounted for at the lower of statement value or fair value at the time of the transfer and did not have a material impact on the Company’s financial statements for the year ended December 31, 2011. No such transfers were made to unconsolidated subsidiaries during 2012.

14.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2012 and 2011, which is reported as a reduction of net investment income in the consolidated statements of operations. Cumulative interest of $266 million has been paid on the notes through December 31, 2012.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2012 and 2011.

F-87

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
			(in millions)
General account investment assets:
Bonds	$114,524	$126,278	$5,624	$118,636	$2,018
Mortgage loans	24,346	26,589	-	-	26,589
Policy loans	15,789	15,789	-	-	15,789
Common and preferred stocks	3,431	3,464	2,175	229	1,060
Derivative assets	106	249	5	244	-
Surplus note investments	127	175	-	175	-
Collateral loans	42	42	-	-	42
Cash and temporary investments	2,393	2,393	274	2,119	-
Separate account assets	21,376	21,376	19,731	1,352	293
General account liabilities:
Investment-type insurance reserves	$5,481	$5,256	$-	$-	$5,256
Liabilities for securities lending	816	816	-	816	-
Derivative liabilities	123	84	-	84	-
Separate account liabilities	21,376	21,376	19,731	1,352	293

F-88

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
			(in millions)
General account investment assets:
Bonds	$103,753	$112,259	$5,598	$104,552	$2,109
Mortgage loans	22,804	24,463	-	-	24,463
Policy loans	15,147	15,147	-	-	15,147
Common and preferred stocks	6,429	6,460	5,107	274	1,079
Derivative assets	156	327	-	327	-
Surplus note investments	127	157	-	157	-
Collateral loans	43	43	-	-	43
Cash and temporary investments	2,421	2,421	1,994	1,227	-
Separate account assets	18,697	18,697	17,449	1,018	230

General account liabilities:
Investment-type insurance reserves	$5,321	$5,039	$-	$-	$5,039
Liabilities for securities lending	1,331	1,331	-	1,331	-
Derivative liabilities	89	51	-	51	-
Separate account liabilities	18,697	18,697	17,449	1,018	230

The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued by Company personnel based on internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company performs active quality control over fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge these third-party valuations or methods and require more observable inputs or different methodologies.

F-89

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated by Company personnel using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but which are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

Except for exchange-traded futures contracts classified as level 1 financial instruments, the Company’s derivative assets and liabilities generally represent those traded in over-the-counter (“OTC”) markets for which fair value is estimated by Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Temporary Investments

Cash and temporary investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships which the Company considers to approximate fair value.

F-90

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated by Company personnel based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the amortized cost basis of the liability to return collateral to approximate fair value.

Assets and liabilities that are reported at fair value at the end of one reporting period and are also reported at fair value at the end of the subsequent reporting period are considered to be measured at fair value on a recurring basis under SSAP 100. The following tables summarize assets and liabilities measured at fair value on a recurring basis in the consolidated statements of financial position at December 31, 2012 and 2011.

	December 31, 2012
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
General account common and preferred stocks	$2,175	$53	$609	$2,837
General account bonds	-	141	67	208
Derivative assets at fair value:
Equity total return swaps (investment replication)	-	3	-	3

Fixed income futures	5	-	-	5
Foreign currency forwards	-	1	-	1
Swaptions	-	67	-	67

Total derivative assets at fair value	5	71	-	76

Derivative liabilities at fair value:
Purchased credit default swaps	-	(2)	-	(2)
Foreign currency forwards	-	(20)	-	(20)
Equity total return swaps	-	(1)	-	(1)

Total derivative liabilities at fair value	-	(23)	-	(23)

Net derivatives at fair value	5	48	-	53

Separate accounts:
Mutual fund investments	17,727	-	-	17,727
Other benefit plan assets/liabilities	21	10	3	34
Pension and postretirement assets:
Bonds	100	1,049	28	1,177
Common and preferred stock	1,873	12	16	1,901
Cash and short term securities	15	271	-	286
Other assets/liabilities	(5)	10	246	251

Subtotal pension and postretirement assets	1,983	1,342	290	3,615

Total separate accounts	$19,731	$1,352	$293	$21,376

F-91

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

	December 31, 2011
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account common and preferred stocks	$5,107	$49	$602	$5,758
General account bonds	-	260	71	331
Derivative assets at fair value:
Purchased credit default swaps	-	1	-	1
Swaptions	-	81	-	81
Foreign currency forwards	-	38	-	38
Equity total return swaps	-	2	-	2

Total derivative assets at fair value	-	122	-	122

Derivative liabilities at fair value:
Purchased credit default swaps	-	(3)	-	(3)
Foreign currency forwards	-	(7)	-	(7)

Total derivative liabilities at fair value	-	(10)	-	(10)

Net derivatives at fair value	-	112	-	112

Separate accounts:
Mutual fund investments	15,510	-	-	15,510
Other benefit plan assets	26	8	2	36
Pension and postretirement assets:
Bonds	122	927	-	1,049
Common and preferred stock	1,796	14	15	1,825
Cash and short term securities	1	64	-	65
Other assets/liabilities	(6)	5	213	212

Subtotal pension and postretirement assets	1,913	1,010	228	3,151

Total separate accounts	$17,449	$1,018	$230	$18,697

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2012 or 2011.

F-92

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2012 and 2011.

				Separate account pension and postretirement
For the year ended December 31, 2012	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)

Fair value, beginning of period	$602	$71	$2	$-	$15	$213	$903

Realized gains/(losses)	16	(48)	-	-	-	18	(14)

Unrealized gains/(losses)	46	54	1	4	2	15	122

Issuances	-	-	-	-	-	-	-

Purchases	33	-	-	8	2	53	96

Sales	(53)	-	-	-	(1)	(53)	(107)

Settlements	(7)	(2)	-	-	(1)	-	(10)

Net discount/premium	-	-	-	-	-	-	-

Transfers into Level 3	4	1	-	16	-	-	21

Transfers out of Level 3	(32)	(9)	-	-	(1)	-	(42)

Fair value, end of period	$609	$67	$3	$28	$16	$246	$969

				Separate account pension and postretirement
For the year ended December 31, 2011	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stock	Other assets/liabilities	Total
	(in millions)

Fair value, beginning of period	$635	$189	$1	$7	$20	$194	$1,046

Realized gains/(losses)	(5)	(2)	-	1	2	17	13

Unrealized gains/(losses)	(14)	(9)	-	(5)	(1)	5	(24)

Issuances	-	-	-	-	-	10	10

Purchases	102	33	1	4	7	27	174

F-93

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2012, 2011 and 2010

Sales	(118)	(184)	-	(6)	(6)	(1)	(315)

Settlements	-	-	-	(1)	(3)	(39)	(43)

Net discount/premium	-	-	-	-	-	-	-

Transfers into Level 3	6	66	-	-	-	-	72

Transfers out of Level 3	(4)	(22)	-	-	(4)	-	(30)

Fair value, end of period	$602	$71	$2	$-	$15	$213	$903

The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds, privately-placed equity and convertible securities classified as level 3 financial instruments at December 31, 2012.

	Fair Value (in millions)	Valuation Techniques	Significant Unobservable Inputs	Range			Weighted Average
General account bonds	$67	Broker quotes	Quoted prices	6.75	-	70.00	62.43
General account common and preferred stocks	$609	Sponsor valuations	EBITDA multiples	5.60	-	11.50	8.21
		Market comparables	EBITDA multiples	5.20	-	12.20	8.77
		Market comparables	Book Value multiples	1.20	-	1.31	1.26

F-94

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”), which are comprised of the consolidated statutory statements of financial position as of December 31, 2012 and 2011, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S.Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of their operations or their cash flows for each of the three years ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

February 27, 2013

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1) NML Variable Annuity Account C

Included in the Statement of Additional Information are:

Statements of Assets and Liabilities as of the end of the most recent fiscal year

Statements of Operations as of the end of the most recent fiscal year

Statements of Changes in Net Assets for each of the two most recent fiscal years

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

(2) The Northwestern Mutual Life Insurance Company

Included in the Statement of Additional Information are:

Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years

Consolidated Statement of Operations for each of the three most recent fiscal years

Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years

Consolidated Statement of Cash Flows for each of the most recent three fiscal years

Notes to Consolidated Statutory Financial Statements

Report of Independent Registered Public Accounting Firm

(b)	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)(1)(a)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending NML Variable Annuity Account C Operating Authority, authorizing registration as an Investment Company; and approval of Network Edition Variable Annuity Contract	Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment No. 28 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 16, 2006
(b)(1)(b)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account	Exhibit B(1)(a) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(1)(c)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company to use the Account to facilitate the issuance and maintenance of the Contracts and renaming the Account “NML Variable Annuity Account C”	Exhibit B(1)(b) to Form N-4 Post-Effective Amendment No. 20 for NML Variable Annuity Account C, File No. 2-89905-01, filed on April 25, 2000
(b)(3)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(4)(a)(1)	Form of Flexible Payment Variable Annuity Contract, RR.V.C. NE. (1106), including Sex Distinct Payment Rate Tables	Exhibit (b)(4)(a)(1) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(a)(2)	Form of Flexible Payment Variable Annuity Contract, RP.V.C. NE. (1106), including Sex Neutral Payment Rate Tables	Exhibit (b)(4)(a)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(b)(1)	Form of Amendment to Qualify Contract as Annuity, RRV 313 (032000)	Exhibit (b)(4)(b)(1) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006

(b)(4)(b)(2)	Form of Amendment to Qualify Contract For Use As A Remainder Unitrust, RR.V.NIMCRUT.(1106)	Exhibit (b)(4)(b)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account C, File No. 333-133381, filed on August 8, 2006
(b)(4)(b)(3)	Form of Amendment to Qualify Contract For Use As A Remainder Unitrust, RR.V.NIMCRUT.(0803)	Exhibit (b)(4)(b)(2) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006
(b)(4)(c)	Enhanced Death Benefit Rider, VA.EDB.C.NE.(1106)	Exhibit (b)(4)(c) to Form N-4 Registration Statement for NML Variable Annuity Account C, File No. 333-133381, filed on April 19, 2006
(b)(5)	Form of Application (1106), with Owner Identity Verification (0104) and Variable Annuity Suitability Supplement (0805)	Exhibit (b)(5) to Form N-4 Post-Effective Amendment for NML Variable Annuity Account C, File No. 333-133381, filed on April 22, 2008
(b)(6)(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	EX-99.B1 to Form N-4 Post-Effective Amendment No. 16 for NML Variable Annuity Account C, File No.2-89905-01, filed on April 26, 1996
(b)(6)(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment No. 24 for NML Variable Annuity Account C, File No. 2-89905-01, filed on February 28, 2003
(b)(8)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(8)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(b)(8)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Filed herewith
(b)(8)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(b)(8)(c)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisors Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 24, for NML Variable Annuity Account A, File No. 333-72913, filed on April 25, 2012
(b)(8)(d)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(e)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(e)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(f)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(g)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(h)	Power of Attorney	Exhibit (b)(8)(h) to Form N-4 Post-Effective Amendment No. 25 for NML Variable Annuity Account A, File No. 333-72913, filed on February 21, 2013
(b)(8)(i)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 24, 2013	Filed herewith.
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 24, 2013	Filed herewith

Item 25. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2013

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner and CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	Former President & CEO Bucyrus International, Inc. 5270 N. Lake Drive Whitefish Bay, WI 53217

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2013

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Disability Income)
Michael G. Carter	Senior Vice President and Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President (Product Finance)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Architect
John M. Grogan	Senior Vice President (Planning & Sales)
Thomas C. Guay	Vice President (Field Rewards)
Gary M. Hewitt	Vice President (Investment Risk Management)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Chief Risk Officer
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Strategic Philanthropy & Community Relations)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
Christian W. Mitchell	Vice President (Corporate Planning)
Gregory C. Oberland	Executive Vice President (Products, Sales & Marketing)
Kathleen A. Oman	Vice President (IT Relationship Management)
Gary A. Poliner	President
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President and Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Field Strategy & Services)
Tammy M. Roou	Vice President (Enterprise Risk Assurance)
Timothy G. Schaefer	Senior Vice President & Chief Information Officer
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Senior Vice President (Life & Annuity Products)
Steve P. Sperka	Vice President (Long Term Care)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of April 1, 2013

Employee	Title

Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
Jason T. Klawonn	VP-Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director Product Compliance
Arthur V. Panighetti	Regulatory & Tax Actuary
Deborah A. Schultz	Senior Actuary
Chris G. Trost	Senior Actuary

Employee	Title
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
Laila V. Hick	VP-Agency Development
Timothy Nelson	Regional VP
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
James M. Makowski	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Jason T. Anderson	Asst. Director-Tax
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
David K. Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Rick T. Zehner	VP-Research & Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Jeffrey P. Scholemer	Director-Field Supervision

Cynthia A. Criss	Director-Field Recruitment
David A. Eurich	Director-Field Training
Sarah L. N. Koenig	Director-Horizontal Growth
Arleen J. Llewellyn	Director-FR Engagement & Succession
Michael E. Pritzl	VP-Leadership Development
Kamilah D. Williams-Kemp	Director-Practice Management & Field Training

Lisa A. Cadotte	Director-Field System Financial Management
Robyn S. Cornelius	Director-Distribution Planning
Virginia E. Riesing	Director-Field Financial Consulting
Richard P. Snyder	Director-Field Compensation

Meg E. Jansky	VP-Field Services & Support
Kevin J. Konopa	Director-Client Management
Joanne M. Migliaccio	Director-Field Services & Support
Joseph Roblee	Director-Network Office Operations
David J. Writz	Director-Client Management

Karen A. Molloy	VP-Treasurer

Pency P. Byhardt	Vice President Annuity Operations
Don P. Gehrke	Director-ICS Investment Operations
Dennis P. Goyette	Interim Director-Annuity Customer Service
Patricia J. Hillmann	Director-Annuity Customer Service
Lori A. Toner	Assistant Director Retail Investment Operations

Employee	Title
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

R. David Ells	VP-Investment Strategy

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Michael S. Treptow	Director-Investment Performance Management

Mark J. Backe	VP-Insurance & Operations Counsel
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Lisa Parrington	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Monica Riederer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation and Distribution Counsel
Paul Scott	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason R. Handal	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Thomas R. Anderson	Director-Integrated Planning
Rebekah B. Barsch	VP-Market Strategy & Training
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning

Employee	Title
Daniel R. Finn	Director-Advanced Planning
Stephen J. Frankl	Regional Sales Director-East
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Patrick J. Horning	Director-Advanced Planning
Shawn P. Mauser	Regional Sales Director-South
Mac McAuliffe	Director-Regional Sales Development
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
David G. Stoeffel	Vice President
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Planning & Product Insurance Consultation
Stephanie Wilcox	Planning & Sales Admin/Integration
Brian D. Wilson	Regional Sales Director-Central
John K. Wilson	Regional Sales Director-West
Stanford A. Wynn	Director-Advanced Planning

Carrie L. Bleck	Director-Policyowner Services
Joseph R. Haselow	Director-Integrated Customer Operations Transformation
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stillwell	Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2013 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	92.63

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Arbor Oaks Ltd.(2)	Florida	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Highbrook International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Lydell, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NW Pipeline, Inc.(2)	Texas	100.00
NWM MF II Dental Care Holdings, LLC (2)	Delaware	100.00
NWM SEF I Anadarko Holdings, LLC (2)	Delaware	100.00
NWM SEF I Topaz Holdings, LLC (2)	Delaware	100.00
NWM SEF II BHG Holdings, LLC (2)	Delaware	100.00
NWM SEF II Bronco Holdings, LLC (2)	Delaware	100.00
NWM SEF II El Paso Holdings, LLC (2)	Delaware	100.00
NWM SEF II Encap Holdings, LLC (2)	Delaware	100.00
NWM SEF II M3 Holdings, LLC (2)	Delaware	100.00
NWM SEF II PVR Holdings, LLC (2)	Delaware	100.00
NWM SEF II RLG Holdings, LLC (2)	Delaware	100.00
NWM SEF III CVS Holdings, LLC (2)	Delaware	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2013)
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Travers International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Villas of St. Johns L.L.C.(2)	Florida	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2012, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.
(3)	Subsidiary files separate financial statements.
(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 27. Number of Contract Owners

As of March 31, 2013, 405 variable annuity contracts issued in connection with NML Variable Annuity Account C were outstanding. 71 such contracts were issued as contracts for plans qualifying for special treatment under various provisions of the Internal Revenue Code. 334 such contracts were not so issued.

Item 28. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 29. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the Northwestern Mutual Variable Life Account (811-3989) and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2013 the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision

Pency P. Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Robyn C. Cornelius	Director, Distribution Planning
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Financial Planning and Product Development
Bradley L. Eull	Secretary, NMIS
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Agency Services
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Life Underwriting and Issue
Jason R. Handal	Vice President, Advanced Markets
David P. Harley	Director, Retail Investment Operations
Patricia J. Hillman	Director, Annuity Customer Services
Gregory A. Jaeck	Director, Annuity Products
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
David D. Kiecker	Regional Vice President, Field Supervision
Kevin J. Konopa	Director, IPS Business Systems
Brady J. Flugaur	Assistant Director, Retail Investment Services; Registered Options and Securities Futures Principal (ROSFP); Municipal Securities Principal (MSP); Municipal Securities Rulemaking Board (MSRB) Primary Contact
Todd L. Laszewski	Director, Life Product Development
Steven C. Mannebach	Vice President, Field Growth and Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Director, NMIS Field Administration
Joanne M. Migliaccio	Director, Contract, License and Registration
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Gregory C. Oberland	Director
Travis T. Piotrowski	Vice President, Variable Life Servicing
Daniel A. Riedl	Vice President, Chief Operating Officer
Jeffrey P. Schloemer	Director, Field Supervision Standards
Calvin R. Schmidt	Director, President and CEO, NMIS
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
Adam D. Seiden	Director, Field Growth and Development
David W. Simbro	Senior Vice President, Life and Annuity Products
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Field Compensation and Accounting Services
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
David G. Stoeffel	Vice President, Financial Planning and Product Delivery
William H. Taylor	Vice President, Financial Planning and Sales Support
Kellen A. Thiel	Director, Personal Investment Markets
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $31,439 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 30. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31. Management Services

There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request at the address or phone number listed in the prospectus.

(d) Reference is made to the indemnification provisions disclosed in response to Item 28. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registered securities, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account C, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 24th day of April, 2013.

NML VARIABLE ANNUITY ACCOUNT C
(Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA		By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,			John E. Schlifske,
	General Counsel and Secretary			Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 24th day of April, 2013.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/Gary A. Poliner*	Trustee
Gary A. Poliner

/s/John E. Schlifske*	Trustee
John E. Schlifske

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed on February 21, 2013.

Each of the signatures is affixed as of April 24, 2013.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-4

POST-EFFECTIVE AMENDMENT NO. 10 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NML VARIABLE ANNUITY ACCOUNT C

Exhibit	Description
(b)(8)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements	Filed herewith
(b)(9)	Opinion and Consent of Raymond J. Manista, Esq. dated April 24, 2013	Filed herewith
(b)(10)	Consent of PricewaterhouseCoopers LLP dated April 24, 2013	Filed herewith